UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Annual Report
December 31, 2003

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Growth and Income Fund during the one-year reporting period that ended December 31, 2003.

Market Review

The U.S. equity markets generated strong results in 2003, ending the year in positive territory for the first time since 1999. All the major indices rose significantly, with the S&P 500 Index returning 28.69% and the technology-laden NASDAQ Composite Index soaring 50.01%, its third best year since its inception in 1971. Despite the war in Iraq, renewed terrorist fears, U.S. deficits, and a tumbling dollar, stock prices rose in nine out of the last ten months of the year. Rekindled investor confidence, an increased appetite for risk, and the anticipation of an economic rebound drove stock prices higher. The economy gained momentum during the year, with third quarter gross domestic product (“GDP”) rising 8.2% — its fastest level in two decades. The preliminary estimate for fourth quarter GDP was 4.0%, a solid gain, but somewhat lower than market expectations.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2003*

		% of
Company	Business	Net Assets

Citigroup, Inc.	Banks	4.2%
Bank of America Corp.	Banks	4.0
Exxon Mobil Corp.	Energy Resources	3.5
ConocoPhillips	Energy Resources	2.9
Time Warner, Inc.	Media	2.7
U.S. Bancorp	Banks	2.2
Verizon Communications, Inc.	Telephone	2.2
ChevronTexaco Corp.	Energy Resources	2.0
Occidental Petroleum Corp.	Energy Resources	2.0
J.P. Morgan Chase & Co.	Banks	1.9

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the one-year reporting period that ended December 31, 2003, the Fund generated a cumulative total return of 24.36%. Over the same time period, the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) generated a cumulative total return of 28.69%.

While the Fund generated strong absolute performance during its fiscal year, it underperformed its benchmark, as 2003 was dominated by the strong rebound in higher risk, lower quality stocks. In contrast, we maintained our disciplined investment approach that calls for investing in those companies with good business models, high or improving return on invested capital, and quality managements. As such, we have not been surprised by the relative underperformance of the Fund in such a speculative market.

Some of the largest detractors to relative performance during the year have been attributable to the Fund’s underweight position in the Technology and Consumer Cyclical sectors. Positive economic news helped fuel stock price gains in these areas, particularly among more economically sensitive companies. With regard to Consumer Cyclicals, the Fund was particularly underweight Motor Vehicles, which hurt relative performance as many of these companies were up sharply. The Fund remains underexposed to this area due to unattractive industry issues. These include market share losses, unfunded retiree healthcare liabilities, and poor prospects for outperformance over time.

SBC Communications, Inc. was the largest negative contributor to performance in the Fund along with other names in the Services sector, such as AT&T and BellSouth. These companies experienced sharp declines due to deteriorating financial fundamentals and increasing pressures in the competitive environment. We eliminated AT&T from the portfolio early in the year due to concerns over increased competitive pressures.

Financial stocks led absolute performance in the Fund in 2003. Citigroup, Inc., the Fund’s largest holding, was also the top contributor to performance for the year. In particular, the portfolio benefited from its position in Countrywide Financial, U.S. Bancorp and Bank of America Corp. also posted impressive returns and aided both absolute and relative performance. The Fund’s holdings in the Energy sector also boosted relative performance, with holdings such as ConocoPhillips and Exxon Mobil Corp. generating strong results. We continue to favor Energy Resources companies over Oil Service stocks due to cash flow generation ability and valuation levels.

During the reporting period, we continued to emphasize and invest in companies that we believe represent quality. In our view, many of these emerging quality companies have both internal and external forces working in their favor. Thus, some of our favorite situations have been those where investment success does not depend on a single factor. Time Warner, Inc., a position we added to during the fourth quarter, is one example of a good franchise, saddled with an underperforming business unit for which management is taking corrective measures. The management team’s renewed focus on cutting costs and improving returns has revived the stock. Key initiatives include purging AOL’s unprofitable subscribers, decreasing network carriage costs, reducing headcount, and repairing the balance sheet. Following intense research and analysis, we found that Tyco’s new management team continues to resolve uncertainty in its business by simplifying operations, improving the company’s cost

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

structure, adopting stringent corporate governance policies, and exiting a number of non-core businesses.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 15, 2004

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary
December 31, 2003

The following graph shows the value as of December 31, 2003, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested from January 12, 1998 to December 31, 2003.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2003

Growth and Income Fund (commenced January 12, 1998)	0.97%	0.09%	24.36%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments
December 31, 2003

Shares	Description	Value
Common Stocks – 98.1%

Alcohol – 0.4%
18,511	Anheuser-Busch Companies, Inc.	$975,159

Apartment – 0.6%
29,000	AvalonBay Communities, Inc.	1,386,200

Banks – 18.7%
114,175	Bank of America Corp.	9,183,095
30,324	Charter One Financial, Inc.	1,047,694
196,990	Citigroup, Inc.	9,561,898
121,630	J.P. Morgan Chase & Co.	4,467,470
125,400	KeyCorp.	3,676,728
10,407	M&T Bank Corp.	1,023,008
45,500	National City Corp.	1,544,270
23,800	North Fork Bancorporation, Inc.	963,186
170,702	U.S. Bancorp.	5,083,506
61,250	Wachovia Corp.	2,853,638
62,832	Wells Fargo & Co.	3,700,176

		43,104,669

Brokers – 1.6%
14,300	Lehman Brothers Holdings, Inc.	1,104,246
22,932	Merrill Lynch & Co., Inc.	1,344,962
20,600	Morgan Stanley	1,192,122

		3,641,330

Chemicals – 2.8%
37,000	E.I. du Pont de Nemours & Co.	1,697,930
63,800	Monsanto Co.	1,836,164
78,670	Praxair, Inc.	3,005,194

		6,539,288

Computer Hardware – 2.1%
40,500	CDW Corp.	2,339,280
108,100	Hewlett-Packard Co.	2,483,057

		4,822,337

Computer Software – 2.2%
123,000	Activision, Inc.*	2,238,600
19,005	International Business Machines Corp.	1,761,383
41,311	Microsoft Corp.	1,137,705

		5,137,688

Defense/ Aerospace – 2.1%
18,900	ITT Industries, Inc.	1,402,569
36,051	United Technologies Corp.	3,416,553

		4,819,122

Diversified Energy – 0.6%
139,400	The Williams Companies, Inc.	1,368,908

Drugs – 2.7%
28,100	Johnson & Johnson	1,451,646
96,500	Pfizer, Inc.	3,409,345
30,500	Wyeth	1,294,725

		6,155,716

Electrical Utilities – 6.5%
21,800	Dominion Resources, Inc.	1,391,494
120,993	Energy East Corp.	2,710,243
60,012	Entergy Corp.	3,428,485
45,705	Exelon Corp.	3,032,984
50,253	FirstEnergy Corp.	1,768,906
14,047	FPL Group, Inc.	918,955
39,509	PPL Corp.	1,728,519

		14,979,586

Energy Resources – 11.7%
55,000	Burlington Resources, Inc.	3,045,900
54,100	ChevronTexaco Corp.	4,673,699
100,400	ConocoPhillips	6,583,228
195,233	Exxon Mobil Corp.	8,004,553
107,200	Occidental Petroleum Corp.	4,528,128

		26,835,508

Environmental Services – 0.7%
50,510	Waste Management, Inc.	1,495,096

Financial Services – 3.8%
39,638	Countrywide Financial Corp.	3,006,542
28,176	Fannie Mae	2,114,891
35,085	Freddie Mac	2,046,157
40,608	SLM Corp.	1,530,109

		8,697,699

Food & Beverage – 1.6%
58,495	H.J. Heinz Co.	2,130,973
48,100	Kraft Foods, Inc.	1,549,782

		3,680,755

Forest – 0.8%
41,133	Bowater, Inc.	1,904,869

Health Insurance – 0.7%
25,200	Aetna, Inc.	1,703,016

Heavy Machinery – 0.8%
27,061	Deere & Co.	1,760,318

Home Products – 4.1%
51,400	Avon Products, Inc.	3,468,986
17,700	Colgate-Palmolive Co.	885,885
26,900	The Clorox Co.	1,306,264
37,855	The Procter & Gamble Co.	3,780,957

		9,442,092

Industrial Parts – 4.3%
16,845	American Standard Companies, Inc.*	1,696,291
28,700	Eaton Corp.	3,099,026
60,700	General Electric Co.	1,880,486
122,212	Tyco International Ltd.	3,238,618

		9,914,421

Information Services – 0.7%
62,949	Accenture Ltd.*	1,656,818

Life Insurance – 0.8%
57,500	MetLife, Inc.	1,936,025

The accompanying notes are an integral part of these financial statements.       5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments (continued)
December 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Media – 6.6%
83,167	Fox Entertainment Group, Inc.*	$2,424,318
82,980	Hughes Electronics Corp.*	1,373,322
75,000	Lamar Advertising Co.*	2,799,000
346,600	Time Warner, Inc.*	6,235,334
54,400	Viacom, Inc. Class B	2,414,272

		15,246,246

Medical Products – 1.4%
104,051	Baxter International, Inc.	3,175,637

Mining – 0.6%
35,804	Alcoa, Inc.	1,360,552

Office Industrial – 1.8%
66,000	Duke Realty Corp.	2,046,000
53,764	Liberty Property Trust	2,091,420

		4,137,420

Other REIT – 2.1%
71,360	iStar Financial, Inc.	2,775,904
34,900	Plum Creek Timber Co., Inc.	1,062,705
20,000	Public Storage, Inc.	867,800

		4,706,409

Property Insurance – 6.6%
39,400	American International Group, Inc.	2,611,432
54,425	PartnerRe Ltd.	3,159,371
77,676	RenaissanceRe Holdings Ltd.	3,810,008
25,200	The Allstate Corp.	1,084,104
56,500	Willis Group Holdings Ltd.	1,924,955
33,326	XL Capital Ltd.	2,584,431

		15,174,301

Railroads – 0.8%
29,934	Canadian National Railway Co.	1,894,224

Retail – 0.5%
24,775	Simon Property Group, Inc.	1,148,073

Retail Apparel – 2.3%
56,200	Limited Brands	1,013,286
68,200	The Home Depot, Inc.	2,420,418
66,151	The May Department Stores Co.	1,923,010

		5,356,714

Telephone – 3.1%
78,800	SBC Communications, Inc.	2,054,316
141,500	Verizon Communications, Inc.	4,963,820

		7,018,136

Tobacco – 2.0%
66,600	Altria Group, Inc.	3,624,372
30,200	UST, Inc.	1,077,838

		4,702,210

TOTAL COMMON STOCKS
(Cost $185,577,661)		$225,876,542

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Repurchase Agreement – 1.7%

Joint Repurchase Agreement Account II^
$3,900,000	0.99%	1/02/2004	$3,900,000
Maturity Value $3,900,215

TOTAL REPURCHASE AGREEMENT
(Cost $3,900,000)			$3,900,000

TOTAL INVESTMENTS
(Cost $189,477,661)			$229,776,542

*	Non-income producing security.

^	Joint repurchase agreement was entered into on December 31, 2003.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

6      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – CORE U.S. Equity Fund during the one-year reporting period that ended December 31, 2003.

Market Review

For the one-year reporting period ended December 31, 2003, the Standard & Poor’s 500 Index (the “Index”) gained 28.69%, its largest one-year gain since 1997. All 13 sectors in the Index posted positive returns, with Technology (+47.4%) and Industrials (+40.9%) posting the largest absolute gains. The Technology sector also contributed (weight times performance) most positively to Index gains, as did the Financials sector (+32.0%).

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2003*

		% of
Company	Business	Net Assets

Intel Corp.	Semiconductors	2.9%
Bank of America Corp.	Banks	2.1
Pfizer, Inc.	Drugs	2.1
General Electric Co.	Industrial Parts	2.0
The Procter & Gamble Co.	Home Products	2.0
Microsoft Corp.	Computer Software	2.0
Citigroup, Inc.	Banks	1.8
Viacom, Inc. Class B	Media	1.7
Johnson & Johnson	Drugs	1.7
Time Warner, Inc.	Media	1.6

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the one-year period that ended December 31, 2003, the Fund generated a cumulative total return of 29.47%. Over the same time period, the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), generated a cumulative total return of 28.69%.

As these absolute returns indicate, the equity markets capped off a successful 2003 with the best results they’ve seen since before the technology bubble burst. The Fund also outperformed its benchmark for the one-year reporting period, as the CORE process benefited from the more rational environment with investors returning to quality.

Returns to the CORE themes were positive overall for the one-year reporting period. Valuation and Profitability were the most significant contributors, which was not surprising

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter (continued)

given investors’ renewed regard for strong underlying fundamentals in the second half of the year. Earnings Quality and Management Impact experienced more modest results over the period. Following a strong first quarter, Momentum lost ground the rest of the year, particularly in the second quarter, as companies with strong momentum characteristics hurt relative returns. Analyst Sentiment, formerly referred to as Fundamental Research, also detracted somewhat from returns versus the benchmark.

Stock selection was positive overall, particularly in the Healthcare sector. Meanwhile, holdings in the Technology sector lagged their peers in the benchmark, but did little to offset gains felt in other sectors.

In managing the CORE products, we do not make size or sector bets. We hope to add value versus the Fund’s Index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Portfolio Management Team

January 15, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Performance Summary
December 31, 2003

The following graph shows the value as of December 31, 2003, of a $10,000 investment made on February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

CORE U.S. Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested from February 13, 1998 to December 31, 2003.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2003

CORE U.S. Equity Fund (commenced February 13, 1998)	2.37%	0.01%	29.47%

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments
December 31, 2003

Shares	Description	Value
Common Stocks – 99.5%

Airlines – 0.0%
9,300	Southwest Airlines Co.	$150,102

Banks – 9.5%
100,383	Bank of America Corp.	8,073,805
7,400	Bank of Hawaii Corp.	312,280
6,000	Charter One Financial, Inc.	207,300
139,332	Citigroup, Inc.	6,763,175
20,700	FleetBoston Financial Corp.	903,555
63,500	J.P. Morgan Chase & Co.	2,332,355
15,200	National City Corp.	515,888
4,300	Popular, Inc.	193,242
6,900	SouthTrust Corp.	225,837
47,200	SunTrust Banks, Inc.	3,374,800
197,100	U.S. Bancorp	5,869,638
11,600	UnionBanCal Corp.	667,464
121,300	Wachovia Corp.	5,651,367
17,700	Wells Fargo & Co.	1,042,353
3,100	Zions Bancorp.	190,123

		36,323,182

Biotechnology – 2.4%
70,628	Amgen, Inc.*	4,364,810
18,000	Genentech, Inc.*	1,684,260
57,000	Gilead Sciences, Inc.*	3,313,980

		9,363,050

Brokers – 1.3%
21,800	A.G. Edwards, Inc.	789,814
25,100	Lehman Brothers Holdings, Inc.	1,938,222
39,600	Merrill Lynch & Co., Inc.	2,322,540

		5,050,576

Chemicals – 3.1%
72,200	3M Co.	6,139,166
143,700	Monsanto Co.	4,135,686
30,700	The Dow Chemical Co.	1,276,199
5,500	The Sherwin-Williams Co.	191,070

		11,742,121

Computer Hardware – 4.9%
7,000	Advanced Fibre Communications, Inc.*	141,050
73,800	Agilent Technologies, Inc.*	2,157,912
199,500	Avaya, Inc.*	2,581,530
123,100	Cisco Systems, Inc.*	2,990,099
110,100	Dell, Inc.*	3,738,996
139,400	EMC Corp.*	1,801,048
125,510	Hewlett-Packard Co.	2,882,965
16,400	NCR Corp.*	636,320
27,900	SanDisk Corp.*	1,705,806

		18,635,726

Computer Software – 5.5%
93,400	Adobe Systems, Inc.	3,670,620
45,500	BMC Software, Inc.*	848,575
20,300	Citrix Systems, Inc.*	430,563
106,100	Computer Associates International, Inc.	2,900,774
24,500	International Business Machines Corp.	2,270,660
3,600	Intuit, Inc.*	190,476
274,100	Microsoft Corp.	7,548,714
93,200	Oracle Corp.*	1,230,240
28,600	Symantec Corp.*	990,990
27,800	VERITAS Software Corp.*	1,033,048

		21,114,660

Defense/ Aerospace – 0.2%
20,800	The Boeing Co.	876,512

Drugs – 7.1%
24,500	Allergan, Inc.	1,881,845
69,000	American Pharmaceutical Partners, Inc.*	2,318,400
27,800	Eli Lilly & Co.	1,955,174
12,100	Endo Pharmaceuticals Holdings, Inc.*	233,046
123,700	Johnson & Johnson	6,390,342
100,000	McKesson Corp.	3,216,000
66,800	Merck & Co., Inc.	3,086,160
14,600	Mylan Laboratories, Inc.	368,796
223,605	Pfizer, Inc.	7,899,965

		27,349,728

Electrical Utilities – 2.7%
11,300	Constellation Energy Group, Inc.	442,508
108,400	Edison International*	2,377,212
66,500	Entergy Corp.	3,799,145
44,262	Exelon Corp.	2,937,226
30,200	Pepco Holdings, Inc.	590,108

		10,146,199

Energy Resources – 4.2%
39,188	ConocoPhillips	2,569,557
72,900	Devon Energy Corp.	4,174,254
151,366	Exxon Mobil Corp.	6,206,006
72,500	Occidental Petroleum Corp.	3,062,400

		16,012,217

Environmental Services – 1.2%
148,100	Waste Management, Inc.	4,383,760

Financial Services – 3.2%
32,000	American Express Co.	1,543,360
92,500	CIT Group, Inc.	3,325,375
50,500	Freddie Mac	2,945,160
140,500	MBNA Corp.	3,491,425
26,500	SLM Corp.	998,520

		12,303,840

10      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Food & Beverage – 4.3%
225,839	Archer-Daniels-Midland Co.	$3,437,270
110,800	Kraft Foods, Inc.	3,569,976
22,800	SUPERVALU, INC.	651,852
122,700	Sysco Corp.	4,568,121
25,000	The Coca-Cola Co.	1,268,750
224,500	Tyson Foods, Inc.	2,972,380

		16,468,349

Forest – 0.3%
6,600	Boise Cascade Corp.	216,876
15,600	Weyerhaeuser Co.	998,400

		1,215,276

Gold – 0.2%
15,700	Freeport-McMoRan Copper & Gold, Inc. Class B	661,441

Health Insurance – 0.1%
16,400	Humana, Inc.*	374,740

Heavy Electrical – 0.1%
13,400	Rockwell Automation, Inc.	477,040

Home Products – 3.4%
59,400	Avon Products, Inc.	4,008,906
5,600	The Clorox Co.	271,936
35,600	The Gillette Co.	1,307,588
75,600	The Procter & Gamble Co.	7,550,928

		13,139,358

Industrial Parts – 2.3%
252,300	General Electric Co.	7,816,254
28,100	York International Corp.	1,034,080

		8,850,334

Industrial Services – 0.2%
15,700	ITT Educational Services, Inc.*	737,429

Information Services – 2.5%
144,500	Accenture Ltd.*	3,803,240
20,000	Computer Sciences Corp.*	884,600
31,800	Convergys Corp.*	555,228
8,000	IMS Health, Inc.	198,880
11,800	Keane, Inc.*	172,752
67,200	Moody’s Corp.	4,068,960

		9,683,660

Leisure & Entertainment – 0.3%
10,100	GTECH Holdings Corp.	499,849
9,400	Hasbro, Inc.	200,032
27,200	Park Place Entertainment Corp.*	294,576

		994,457

Life Insurance – 3.1%
114,700	MetLife, Inc.	3,861,949
5,700	Nationwide Financial Services, Inc.	188,442
98,300	Principal Financial Group, Inc.	3,250,781
109,000	Prudential Financial, Inc.	4,552,930

		11,854,102

Media – 5.3%
82,164	Comcast Corp.*	2,700,731
6,900	Cox Radio, Inc.*	174,087
132,700	Fox Entertainment Group, Inc.*	3,868,205
9,385	Hughes Electronics Corp.*	155,316
19,100	PanAmSat Corp.*	411,796
350,100	Time Warner, Inc.*	6,298,299
150,985	Viacom, Inc. Class B	6,700,714

		20,309,148

Medical Products – 3.6%
88,900	Boston Scientific Corp.*	3,267,964
68,000	Guidant Corp.	4,093,600
31,700	Medtronic, Inc.	1,540,937
10,800	St. Jude Medical, Inc.*	662,580
61,700	Zimmer Holdings, Inc.*	4,343,680

		13,908,761

Medical Providers – 0.7%
13,542	Medco Health Solutions, Inc.*	460,293
39,800	UnitedHealth Group, Inc.	2,315,564

		2,775,857

Motor Vehicle – 2.7%
130,600	AutoNation, Inc.*	2,399,122
17,400	Delphi Corp.	177,654
167,700	Ford Motor Co.	2,683,200
94,100	General Motors Corp.	5,024,940

		10,284,916

Office Industrial – 0.2%
29,100	Equity Office Properties Trust	833,715

Oil Refining – 1.7%
72,900	Sunoco, Inc.	3,728,835
58,800	Valero Energy Corp.	2,724,792

		6,453,627

Oil Services – 0.9%
147,700	Transocean, Inc.*	3,546,277

Packaging – 0.2%
12,400	Ball Corp.	738,668

The accompanying notes are an integral part of these financial statements.       11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments (continued)
December 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Property Insurance – 2.7%
38,978	American International Group, Inc.	$2,583,462
32,375	Fidelity National Financial, Inc.	1,255,503
77,400	Loews Corp.	3,827,430
12,900	MBIA, Inc.	764,067
16,800	The Chubb Corp.	1,144,080
37,023	Travelers Property Casualty Corp. Class B	628,280

		10,202,822

Publishing – 0.3%
22,100	Deluxe Corp.	913,393
4,300	Tribune Co.	221,880

		1,135,273

Railroads – 0.2%
21,800	Burlington Northern Santa Fe Corp.	705,230
2,900	Union Pacific Corp.	201,492

		906,722

Retail – 0.1%
8,300	Kimco Realty Corp.	371,425

Retail Apparel – 5.9%
16,100	Best Buy Co., Inc.	841,064
92,100	Coach, Inc.*	3,476,775
73,800	CVS Corp.	2,665,656
87,900	Federated Department Stores, Inc.	4,142,727
48,800	J. C. Penney Co., Inc.	1,282,464
29,300	Sears, Roebuck & Co.	1,332,857
150,700	Staples, Inc.*	4,114,110
89,800	Wal-Mart Stores, Inc.	4,763,890

		22,619,543

Semiconductors – 5.4%
94,600	Avnet, Inc.*	2,049,036
343,000	Intel Corp.	11,044,619
123,100	LSI Logic Corp.*	1,091,897
15,800	National Semiconductor Corp.*	622,678
193,300	Texas Instruments, Inc.	5,679,154

		20,487,384

Telecommunications Equipment – 1.6%
274,000	Motorola, Inc.	3,855,180
39,000	QUALCOMM, Inc.	2,103,270

		5,958,450

Telephone – 3.4%
106,800	BellSouth Corp.	3,022,440
31,000	CenturyTel, Inc.	1,011,220
88,653	SBC Communications, Inc.	2,311,183
262,900	Sprint Corp.	4,316,818
68,960	Verizon Communications, Inc.	2,419,117

		13,080,778

Thrifts – 0.1%
5,800	Washington Mutual, Inc.	232,696

Tobacco – 0.7%
7,200	Altria Group, Inc.	391,824
42,200	R.J. Reynolds Tobacco Holdings, Inc.	2,453,930

		2,845,754

Truck Freight – 0.7%
35,900	United Parcel Service, Inc.	2,676,345

Wireless – 1.0%
402,624	AT&T Wireless Services, Inc.*	3,216,966
12,200	United States Cellular Corp.*	433,100

		3,650,066

TOTAL COMMON STOCKS
(Cost $333,103,241)		$380,926,086

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.9%

Joint Repurchase Agreement Account II^
$3,600,000	0.99%	01/02/2004	$3,600,000
Maturity Value $3,600,198

TOTAL REPURCHASE AGREEMENT
(Cost $3,600,000)			$3,600,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $336,703,241)			$384,526,086

Shares	Description	Value
Securities Lending Collateral – 0.5%

1,778,000	Boston Global Investment Trust – Enhanced Portfolio	$1,778,000

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,778,000)		$1,778,000

TOTAL INVESTMENTS
(Cost $338,481,241)		$386,304,086

*	Non-income producing security.

^	Joint repurchase agreement was entered into on December 31, 2003.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

12      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – CORE Small Cap Equity Fund during the one-year reporting period that ended December 31, 2003.

Market Review

For the one-year reporting period ended December 31, 2003, the Russell 2000 Index gained 47.25%, setting a new record for a single year’s return. All 13 sectors in the Index posted positive absolute returns for the period, with Telecommunications (+71.2%) and Technology (+66.5%) emerging as the leaders. Technology was also by far the biggest contributor (weight times performance) to Index gains, followed at some distance by the Financials (+36.7%) and Healthcare (+60.6%) sectors.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2003*

		% of
Company	Business	Net Assets

Hot Topic, Inc.	Retail Apparel	1.1%
Sohu.com, Inc.	Internet	1.1
Engineered Support Systems, Inc.	Industrial Parts	1.0
AirTran Holdings, Inc.	Airlines	1.0
eResearch Technology, Inc.	Computer Software	0.9
Silicon Valley Bancshares	Banks	0.8
LSI Logic Corp.	Semiconductors	0.8
LandAmerica Financial Group, Inc.	Property Insurance	0.7
Papa John’s International, Inc.	Restaurants	0.7
Patina Oil & Gas Corp.	Energy Resources	0.7

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the one-year reporting period that ended December 31, 2003, the Fund generated a cumulative total return of 46.00%. Over the same period, the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), generated a cumulative total return of 47.25%.

As these absolute returns indicate, the equity markets capped off a successful 2003 with the best results they’ve seen since before the technology bubble burst. Despite strong absolute performance, the Fund lagged its benchmark for the period. At the beginning of the market’s

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shareholder Letter continued

recovery, the underperformance was largely due to investors favoring more volatile, low quality stocks over their fundamentally strong counterparts – an effect that was particularly pronounced in the small-cap universe. The Fund was also hurt as we sought to avoid the smallest, least liquid companies. This detracted from relative returns in a period when the smallest stocks performed extremely well versus their relatively larger-sized counterparts. Although the Fund performed well in the fourth quarter as investors shifted back towards fundamentals, it was not enough to offset underperformance earlier in the reporting period.

Returns to the CORE themes were positive overall for the one-year reporting period. Profitability and Valuation were the most significant contributors, not surprising given investors’ renewed regard for strong underlying fundamentals in the second half of the year. Earnings Quality, Management Impact and Momentum experienced more modest results over the period. Meanwhile, Analyst Sentiment, formerly referred to as Fundamental Research, detracted somewhat from relative returns.

Stock selection was negative overall, most notably in the heavily weighted Technology sector. On the upside, the Fund’s holdings in the top-weighted Financials sector helped boost returns relative to the benchmark, but did little to offset losses felt in other sectors.

In managing the CORE products, we do not make size or sector bets. We hope to add value versus the Fund’s Index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

January 15, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Performance Summary
December 31, 2003

The following graph shows the value as of December 31, 2003, of a $10,000 investment made February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

CORE Small Cap Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from February 13, 1998 to December 31, 2003.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2003

CORE Small Cap Equity Fund (commenced February 13, 1998)	5.98%	9.18%	46.00%

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments
December 31, 2003

Shares	Description	Value
Common Stocks – 99.5%

Airlines – 1.8%
152,600	AirTran Holdings, Inc.*	$1,815,940
17,200	Alaska Air Group, Inc.*	469,388
9,300	America West Holdings Corp. Class B*	115,320
14,400	ExpressJet Holdings, Inc.*	216,000
35,100	SkyWest, Inc.	636,012

		3,252,660

Alcohol – 0.2%
10,800	The Robert Mondavi Corp.*	419,472

Apartments – 0.4%
8,700	Amli Residential Properties Trust	233,160
3,300	Mid-America Apartment Communities, Inc.	110,814
12,200	Post Properties, Inc.	340,624

		684,598

Banks – 6.9%
3,000	AMCORE Financial, Inc.	81,060
6,200	Associated Banc-Corp.	264,430
1,000	BancFirst Corp.	58,702
24,000	Bank of Hawaii Corp.	1,012,800
29,000	BankAtlantic Bancorp, Inc.	551,000
5,200	Berkshire Hills Bancorp, Inc.	188,240
15,300	Boston Private Financial Holdings, Inc.	380,052
13,100	Brookline Bancorp, Inc.	200,954
2,750	Capital City Bank Group, Inc.	126,472
5,100	Center Bancorp, Inc.	100,266
3,900	Chittenden Corp.	131,196
12,200	City National Corp.	757,864
10,880	Commerce Bancshares, Inc.	533,338
2,900	Community Bank System, Inc.	142,100
12,200	Corus Bankshares, Inc.	385,032
5,500	East West Bancorp, Inc.	295,240
3,400	First Citizens BancShares, Inc.	413,202
5,500	First Commonwealth Financial Corp.	78,430
2,500	First Financial Bankshares, Inc.	104,250
22,300	First Niagara Financial Group, Inc.	332,493
6,600	Hancock Holding Co.	360,162
2,200	IBERIABANK Corp.	129,800
4,310	Independent Bank Corp.	122,232
2,300	LNB Bancorp, Inc.	46,690
3,190	Oriental Financial Group, Inc.	81,983
7,866	Pacific Capital Bancorp.	289,626
10,200	PFF Bancorp, Inc.	370,056
4,400	Prosperity Bancshares, Inc.	99,088
13,000	Provident Bankshares Corp.	382,720
10,200	Provident Financial Services, Inc.	192,780
11,600	R&G Financial Corp. Class B	461,680
40,700	Silicon Valley Bancshares*	1,468,049
6,275	Sterling Bancorp.	178,837
12,600	Susquehanna Bancshares, Inc.	315,126
6,230	Texas Regional Bancshares, Inc.	230,510
9,400	The South Financial Group, Inc.	261,884
7,100	TrustCo Bank Corp. NY	93,365
2,700	Trustmark Corp.	79,029
6,200	U.S.B. Holding Co., Inc.	120,218
11,370	UMB Financial Corp.	540,530
5,800	Unizan Financial Corp.	117,450
4,500	Waypoint Financial Corp.	97,605
1,900	Whitney Holding Corp.	77,881
4,500	Wintrust Financial Corp.	202,950

		12,457,372

Biotechnology – 5.9%
51,200	Affymetrix, Inc.*	1,260,032
12,300	Albany Molecular Research, Inc.*	184,746
18,400	Antigenics, Inc.*	208,288
46,000	Applera Corp. — Celera Genomics Group*	639,860
27,800	Connetics Corp.*	504,848
45,200	CV Therapeutics, Inc.*	662,632
25,100	deCODE genetics, Inc.*	205,569
6,200	Diversa Corp.*	57,350
25,000	Enzon Pharmaceuticals, Inc.*	300,000
23,400	Gen-Probe, Inc.*	853,398
30,500	Gene Logic, Inc.*	158,295
48,200	Geron Corp.*	480,554
22,400	Guilford Pharmaceuticals, Inc.*	151,872
8,300	Invitrogen Corp.*	581,000
29,700	Kos Pharmaceuticals, Inc.*	1,278,288
16,700	Maxygen, Inc.*	177,521
50,000	Medarex, Inc.*	311,500
26,000	Nabi Biopharmaceuticals*	330,460
7,400	NeoPharm, Inc.*	135,568
19,000	Neurocrine Biosciences, Inc.*	1,036,260
6,600	Techne Corp.*	249,348
53,900	Vicuron Pharmaceuticals, Inc.*	1,005,235

		10,772,624

Brokers – 0.3%
15,000	A.G. Edwards, Inc.	543,450

Chemicals – 0.7%
3,800	A. Schulman, Inc.	81,016
11,100	Arch Chemicals, Inc.	284,826
1,500	Brady Corp.	61,125
6,600	Carlisle Companies, Inc.	401,676
5,900	Ethyl Corp.*	129,033
36,400	PolyOne Corp.*	232,596
1,500	Rogers Corp.*	66,180

		1,256,452

Computer Hardware – 2.5%
52,700	Adaptec, Inc.*	465,341
4,800	Advanced Digital Information Corp.*	67,200
51,600	Advanced Fibre Communications, Inc.*	1,039,740
11,000	Checkpoint Systems, Inc.*	208,010

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Computer Hardware – (continued)
12,800	CompuCom Systems, Inc.*	$67,072
33,800	Computer Network Technology Corp.*	322,452
18,700	Echelon Corp.*	208,318
29,100	Electronics for Imaging, Inc.*	757,182
25,400	Gateway, Inc.*	116,840
29,700	Hypercom Corp.*	141,372
7,000	Imagistics International, Inc.*	262,500
52,600	InFocus Corp.*	509,168
11,000	Komag, Inc.*	160,930
2,600	RadiSys Corp.*	43,836
12,600	RSA Security, Inc.*	178,920

		4,548,881

Computer Software – 5.4%
5,600	ANSYS, Inc.*	222,320
22,225	Ascential Software Corp.*	576,294
35,600	Aspect Communications Corp.*	561,056
19,000	Atari, Inc.*	79,800
51,900	Autodesk, Inc.	1,275,702
14,400	Cerner Corp.*	545,040
11,200	Dendrite International, Inc.*	175,504
25,600	Epicor Software Corp.*	326,656
62,550	eResearch Technology, Inc.*	1,590,021
20,900	FileNET Corp.*	565,972
28,300	Intergraph Corp.*	676,936
18,600	Interwoven, Inc.*	235,104
11,300	JDA Software Group, Inc.*	186,563
16,400	Macrovision Corp.*	370,476
6,000	Mentor Graphics Corp.*	87,240
10,700	MSC.Software Corp.*	101,115
4,500	Pharmacopeia, Inc.*	63,945
12,700	QAD, Inc.*	155,702
3,600	Quality Systems, Inc.*	160,524
25,000	SeaChange International, Inc.*	385,000
6,100	SPSS, Inc.*	109,068
50,300	Sybase, Inc.*	1,035,174
21,600	Tradestation Group, Inc.*	191,376
12,800	Ulticom, Inc.*	123,520

		9,800,108

Construction – 1.7%
13,900	Champion Enterprises, Inc.*	97,300
16,400	Granite Construction, Inc.	385,236
12,950	Griffon Corp.*	262,367
19,100	Lennox International, Inc.	318,970
2,000	M/I Schottenstein Homes, Inc.	78,100
32,700	Matrix Service Co.*	593,505
53,300	USG Corp.*	883,181
15,000	Washington Group International, Inc.*	509,550

		3,128,209

Consumer Durables – 0.6%
7,800	Applica, Inc.*	59,280
2,000	CSS Industries, Inc.	62,020
10,600	Interface, Inc.*	58,618
18,600	Kimball International, Inc. Class B	289,230
12,700	The Toro Co.	589,280

		1,058,428

Defense/ Aerospace – 0.7%
4,200	Aviall, Inc.*	65,142
14,200	Curtiss-Wright Corp.	639,142
1,400	Moog, Inc.*	69,160
2,100	Sequa Corp.*	102,900
12,300	Teledyne Technologies, Inc.*	231,855
2,300	Triumph Group, Inc.*	83,720

		1,191,919

Drugs – 2.2%
5,200	Alpharma, Inc.	104,520
18,400	American Pharmaceutical Partners, Inc.*	618,240
14,000	CollaGenex Pharmaceuticals, Inc.*	156,940
10,000	Diagnostic Products Corp.	459,100
13,900	Endo Pharmaceuticals Holdings, Inc.*	267,714
16,700	IDEXX Laboratories, Inc.*	772,876
5,300	Noven Pharmaceuticals, Inc.*	80,613
25,100	Priority Healthcare Corp. Class B*	605,161
28,500	USANA Health Sciences, Inc.*	872,100

		3,937,264

Electrical Equipment – 1.2%
8,200	Anaren Microwave, Inc.*	115,784
20,600	Coherent, Inc.*	490,280
8,100	Esterline Technologies Corp.*	216,027
2,500	II-VI, Inc.*	64,500
12,800	Inter-Tel, Inc.	319,744
33,500	Intervoice, Inc.*	397,645
7,300	Methode Electronics, Inc.	89,279
19,300	MTS Systems Corp.	371,139
5,400	REMEC, Inc.*	45,414

		2,109,812

Electrical Utilities – 1.4%
19,700	Allegheny Energy, Inc.*	251,372
25,300	Avista Corp.	458,436
5,200	Central Vermont Public Service Corp.	122,200
12,000	IDACORP, Inc.	359,040
36,600	Northeast Utilities	738,222
15,200	PNM Resources, Inc.	427,120
12,000	Southern Union Co.*	220,800

		2,577,190

Electronic Manufacturing Services – 0.1%
14,600	EnPro Industries, Inc.*	203,670

Energy Resources – 2.7%
18,200	Cimarex Energy Co.*	485,758
24,200	Comstock Resources, Inc.*	467,060

The accompanying notes are an integral part of these financial statements.      17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
December 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Energy Resources – (continued)
3,700	Encore Acquisition Co.*	$91,205
74,800	Magnum Hunter Resources, Inc.*	711,348
26,925	Patina Oil & Gas Corp.	1,319,056
14,800	Stone Energy Corp.*	628,260
8,200	The Houston Exploration Co.*	299,464
32,700	Vintage Petroleum, Inc.	393,381
12,300	Western Gas Resources, Inc.	581,175

		4,976,707

Financial Services – 1.2%
7,000	Advanta Corp. Class B	89,040
39,900	CompuCredit Corp.*	849,072
3,200	Credit Acceptance Corp.*	48,960
14,900	NCO Group, Inc.*	339,273
13,900	New Century Financial Corp.	551,413
17,300	World Acceptance Corp.*	344,443

		2,222,201

Food & Beverage – 2.0%
12,200	American Italian Pasta Co.*	511,180
36,100	Chiquita Brands International, Inc.*	813,333
10,000	Corn Products International, Inc.	344,500
8,101	Flowers Foods, Inc.	209,006
42,500	Interstate Bakeries Corp.	604,775
4,000	J & J Snack Foods Corp.*	151,040
8,400	Nash-Finch Co.	187,656
12,000	PepsiAmericas, Inc.	205,440
11,000	Pilgrim’s Pride Corp.	179,630
12,100	Ralcorp Holdings, Inc.*	379,456
2,600	Sanderson Farms, Inc.	104,780

		3,690,796

Forest – 1.3%
10,600	Chesapeake Corp.	280,688
5,900	Greif Bros. Corp.	209,509
5,700	Longview Fibre Co.	70,395
8,000	Rock-Tenn Co.	138,080
4,600	Schweitzer-Mauduit International, Inc.	136,988
30,000	United Stationers, Inc.*	1,227,600
7,000	Universal Forest Products, Inc.	225,260

		2,288,520

Gas Utilities – 0.2%
4,100	New Jersey Resources Corp.	157,891
3,500	Northwest Natural Gas Co.	107,625
4,100	Southwest Gas Corp.	92,045

		357,561

Gold – 0.2%
13,600	Royal Gold, Inc.	284,648

Grocery – 0.4%
15,800	Pathmark Stores, Inc.*	120,080
17,100	Ruddick Corp.	306,090
26,400	The Great Atlantic & Pacific Tea Co., Inc.*	221,760

		647,930

Health Insurance – 0.1%
6,900	WellChoice, Inc.*	238,050

Heavy Electrical – 0.8%
11,600	Belden, Inc.	244,644
52,200	General Cable Corp.*	425,430
4,250	LSI Industries, Inc.	57,375
4,400	Rofin-Sinar Technologies, Inc.*	152,064
21,600	Technitrol, Inc.*	447,984
1,200	Woodward Governor Co.	68,196

		1,395,693

Heavy Machinery – 0.5%
3,600	Joy Global, Inc.	94,140
7,400	NACCO Industries, Inc.	662,152
6,600	Stewart & Stevenson Services, Inc.	92,730
2,700	Terex Corp.*	76,896
2,500	Trinity Industries, Inc.	77,100

		1,003,018

Home Products – 0.6%
15,200	Central Garden & Pet Co.*	426,056
31,300	Nu Skin Enterprises, Inc.	534,917
12,700	Perrigo Co.	199,644

		1,160,617

Hotels – 0.9%
17,300	Choice Hotels International, Inc.*	609,825
14,100	FelCor Lodging Trust, Inc.	156,228
15,900	Innkeepers USA Trust	133,083
79,000	La Quinta Corp.*	506,390
3,800	Penn National Gaming, Inc.*	87,704
11,300	Prime Hospitality Corp.*	115,260
4,000	The Marcus Corp.	65,600

		1,674,090

Industrial Parts – 3.9%
4,200	A.O. Smith Corp.	147,210
2,100	Actuant Corp.*	76,020
13,000	Acuity Brands, Inc.	335,400
21,700	Applied Industrial Technologies, Inc.	517,762
1,200	Briggs & Stratton Corp.	80,880
3,800	CIRCOR International, Inc.	91,580
33,500	Engineered Support Systems, Inc.	1,844,510
13,500	Hughes Supply, Inc.	669,870
4,800	Kaman Corp.	61,104
50,600	UNOVA, Inc.*	1,161,270
4,500	Wabash National Corp.*	131,850
28,400	Watsco, Inc.	645,532

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Industrial Parts – (continued)
10,000	Watts Water Technologies, Inc.	$222,000
28,700	York International Corp.	1,056,160

		7,041,148

Industrial Services – 1.5%
5,900	Administaff, Inc.*	102,542
5,200	Copart, Inc.*	85,800
14,700	Corrections Corp. of America*	423,801
11,300	Dollar Thrifty Automotive Group, Inc.*	293,122
25,900	Integrated Electrical Services, Inc.*	239,575
8,600	ITT Educational Services, Inc.*	403,942
36,100	MPS Group, Inc.*	337,535
22,300	Quanta Services, Inc.*	162,790
8,200	SM&A*	95,940
49,900	Spherion Corp.*	488,521
5,400	United Rentals, Inc.*	104,004

		2,737,572

Information Services – 3.3%
9,200	American Management Systems, Inc.*	138,644
22,200	Arbitron, Inc.*	926,184
12,200	CACI International, Inc.*	593,164
22,700	Century Business Services, Inc.*	101,469
2,600	Charles River Associates, Inc.*	83,174
39,500	CSG Systems International, Inc.*	493,355
9,500	Daktronics, Inc.*	239,020
26,700	eFunds Corp.*	463,245
48,100	Gartner, Inc.*	544,011
2,900	Gevity HR, Inc.	64,496
11,600	Group 1 Software, Inc.*	204,392
21,800	Keane, Inc.*	319,152
16,900	Lightbridge, Inc.*	153,790
5,500	MAXIMUS, Inc.*	215,215
9,200	Navigant International, Inc.*	127,420
12,900	Pre-Paid Legal Services, Inc.*	336,948
4,100	ProQuest Co.*	120,745
2,500	SOURCECORP, Inc.*	64,075
1,800	StarTek, Inc.	73,422
6,700	Symyx Technologies, Inc.*	137,685
32,500	TeleTech Holdings, Inc.*	367,250
5,300	The Advisory Board Co.*	185,023

		5,951,879

Internet – 3.0%
9,100	Bankrate, Inc.*	112,658
24,300	EarthLink, Inc.*	243,000
9,800	eCollege.com*	180,908
3,500	eSPEED, Inc.*	81,935
26,000	Inet Technologies, Inc.*	312,000
2,600	j2 Global Communications, Inc.*	64,402
17,900	Netegrity, Inc.*	184,549
7,700	NetFlix, Inc.*	421,113
67,900	Priceline.com, Inc.*	1,215,410
33,400	S1 Corp.*	268,870
35,300	Safeguard Scientifics, Inc.*	142,612
63,700	Sohu.com, Inc.*	1,911,637
23,900	United Online, Inc.*	401,281

		5,540,375

Leisure & Entertainment – 2.7%
5,200	Arctic Cat, Inc.	128,440
17,800	Aztar Corp.*	400,500
34,700	Callaway Golf Co.	584,695
19,400	Concord Camera Corp.*	179,450
5,090	Dover Downs Gaming & Entertainment, Inc.	48,151
19,900	Handleman Co.	408,547
32,500	K2, Inc.*	494,325
92,000	Park Place Entertainment Corp.*	996,360
9,600	SCP Pool Corp.*	313,728
22,800	Shuffle Master, Inc.*	789,336
28,700	Six Flags, Inc.*	215,824
8,500	Vail Resorts, Inc.*	144,500
11,600	World Wrestling Entertainment, Inc.	151,960

		4,855,816

Life Insurance – 1.2%
22,100	AmerUs Group Co.	772,837
11,250	Delphi Financial Group, Inc.	405,000
1,300	National Western Life Insurance Co.*	201,305
17,400	Protective Life Corp.	588,816
19,700	UICI*	261,616

		2,229,574

Media – 1.5%
6,200	ADVO, Inc.	196,912
22,700	Cox Radio, Inc.*	572,721
23,400	Emmis Communications Corp.*	632,970
4,900	Gray Television, Inc.	74,088
24,300	Hearst-Argyle Television, Inc.	669,708
12,500	Insight Communications Co., Inc.*	128,875
5,600	Pegasus Communications Corp.*	157,248
8,100	The Liberty Corp.	366,039

		2,798,561

Medical Products – 3.8%
9,200	Advanced Medical Optics, Inc.*	180,780
15,400	ALARIS Medical Systems, Inc.*	234,234
24,800	BioLase Technology, Inc.*	411,680
9,200	Candela Corp.*	167,256
10,300	D & K Healthcare Resources, Inc.	139,668
22,900	Dade Behring Holdings, Inc.*	818,446
4,500	Exactech, Inc.*	66,375
9,500	Haemonetics Corp.*	226,955
7,400	Invacare Corp.	298,738
8,800	Laserscope*	137,192
19,867	Merit Medical Systems, Inc.*	442,232
2,900	Ocular Sciences, Inc.*	83,259
12,700	Owens & Minor, Inc.	278,257
25,900	PolyMedica Corp.	681,429

The accompanying notes are an integral part of these financial statements.      19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
December 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Medical Products – (continued)
6,800	PSS World Medical, Inc.*	$82,076
16,300	Respironics, Inc.*	734,967
6,400	STAAR Surgical Co.*	72,064
9,900	Sybron Dental Specialties, Inc.*	278,190
34,700	Thoratec Corp.*	451,447
9,700	Varian Medical Systems, Inc.*	404,781
9,800	Ventana Medical Systems, Inc.*	386,120
8,200	Wright Medical Group, Inc.*	249,608

		6,825,754

Medical Providers – 1.4%
2,900	American Medical Security Group, Inc.*	65,018
10,100	Kindred Healthcare, Inc.*	524,998
7,500	PAREXEL International Corp.*	121,950
48,200	Select Medical Corp.	784,696
13,300	Stewart Enterprises, Inc.*	75,544
86,600	US Oncology, Inc.*	931,816

		2,504,022

Mining – 1.7%
10,300	AMCOL International Corp.	209,090
6,600	Brush Engineered Materials, Inc.*	101,046
17,400	Carpenter Technology Corp.	514,518
14,000	Commercial Metals Co.	425,600
11,800	Reliance Steel & Aluminum Corp.	391,878
24,700	RTI International Metals, Inc.*	416,689
12,000	Ryerson Tull, Inc.	137,400
5,100	Schnitzer Steel Industries, Inc.	308,550
4,700	Silgan Holdings, Inc.*	200,173
39,500	USEC, Inc.	331,800

		3,036,744

Motor Vehicle – 1.6%
26,800	Cooper Tire & Rubber Co.	572,984
10,004	Dura Automotive Systems, Inc.*	127,751
7,800	Lithia Motors, Inc.	196,638
148,800	The Goodyear Tire & Rubber Co.*	1,169,568
5,200	United Auto Group, Inc.	162,760
65,200	Visteon Corp.	678,732

		2,908,433

Office Industrial – 1.8%
3,000	Bedford Property Investors, Inc.	85,890
17,000	Brandywine Realty Trust	455,090
4,400	CenterPoint Properties Trust	329,560
3,900	First Industrial Realty Trust, Inc.	131,625
13,200	Glenborough Realty Trust, Inc.	263,340
3,300	Keystone Property Trust	72,897
16,400	Mack-Cali Realty Corp.	682,568
7,900	PS Business Parks, Inc.	325,954
18,500	Reckson Associates Realty Corp.	449,550
12,600	SL Green Realty Corp.	517,230

		3,313,704

Oil Refining – 1.4%
9,300	Frontier Oil Corp.	160,146
20,900	Sunoco, Inc.	1,069,035
84,400	Tesoro Petroleum Corp.*	1,229,708

		2,458,889

Oil Services – 0.8%
19,500	Global Industries Ltd.*	100,425
2,600	Hydril Co.*	62,218
3,000	Lufkin Industries, Inc.	86,370
6,000	Offshore Logistics, Inc.*	147,120
8,400	TETRA Technologies, Inc.*	203,616
16,700	Universal Compression Holdings, Inc.*	436,872
45,200	Veritas DGC, Inc.*	473,696

		1,510,317

Other REIT – 2.5%
7,600	American Mortgage Acceptance Co.	123,880
6,300	Anthracite Capital, Inc.	69,741
44,400	Anworth Mortgage Asset Corp.	618,492
26,100	Capstead Mortgage Corp.	437,958
15,400	Commercial Net Lease Realty	274,120
5,000	Correctional Properties Trust	144,000
17,000	Entertainment Properties Trust	590,070
10,300	Healthcare Realty Trust, Inc.	368,225
97,700	HRPT Properties Trust	985,793
15,600	National Health Investors, Inc.	388,128
10,400	Redwood Trust, Inc.	528,840
3,100	Thornburg Mortgage, Inc.	84,320

		4,613,567

Property Insurance – 1.8%
6,200	Argonaut Group, Inc.*	96,348
11,600	Infinity Property & Casualty Corp.	383,380
25,900	LandAmerica Financial Group, Inc.	1,353,534
16,500	Ohio Casualty Corp.*	286,440
5,400	Selective Insurance Group, Inc.	174,744
15,900	Stewart Information Services Corp.	644,745
7,000	The Midland Co.	165,340
5,600	Zenith National Insurance Corp.	182,280

		3,286,811

Publishing – 1.0%
12,500	Bowne & Co., Inc.	169,500
10,800	Consolidated Graphics, Inc.*	341,064
12,400	Deluxe Corp.	512,492
3,100	John H. Harland Co.	84,630
10,300	Pulitzer, Inc.	556,200
8,300	The Standard Register Co.	139,689

		1,803,575

Railroads – 0.2%
19,600	Kansas City Southern*	280,672

Real Estate Services – 0.0%
1,400	LNR Property Corp.	69,314

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Restaurants – 1.9%
11,800	CEC Entertainment, Inc.*	$559,202
97,500	CKE Restaurants, Inc.*	623,025
19,700	Dave & Buster’s, Inc.*	249,796
8,200	Landry’s Restaurants, Inc.	210,904
7,900	Lone Star Steakhouse & Saloon, Inc.	183,122
4,500	P.F. Chang’s China Bistro, Inc.*	228,960
40,300	Papa John’s International, Inc.*	1,345,214
4,300	Ryan’s Family Steak Houses, Inc.*	65,102

		3,465,325

Retail – 0.3%
17,800	Heritage Property Investment Trust	506,410

Retail Apparel – 8.0%
4,200	Aaron Rents, Inc.	84,546
72,600	Blockbuster, Inc.	1,303,170
6,100	Brookstone, Inc.*	129,991
12,000	Brown Shoe Co., Inc.	455,160
41,700	Charming Shoppes, Inc.*	225,180
11,300	Cost Plus, Inc.*	463,300
47,800	Dillard’s, Inc.	786,788
63,800	Footstar, Inc.*	245,630
19,500	GameStop Corp.*	300,495
17,900	Goody’s Family Clothing, Inc.	167,544
8,700	Haverty Furniture Cos., Inc.	172,782
5,600	Hibbett Sporting Goods, Inc.*	166,880
69,200	Hot Topic, Inc.*	2,038,632
42,100	Insight Enterprises, Inc.*	791,480
34,000	K-Swiss, Inc.	818,040
1,800	Kellwood Co.	73,800
12,400	Longs Drug Stores Corp.	306,776
46,300	Movie Gallery, Inc.*	864,884
2,200	Oxford Industries, Inc.	74,536
39,500	PETCO Animal Supplies, Inc.*	1,202,775
7,500	Russell Corp.	131,700
39,000	Saks, Inc.*	586,560
40,400	Shopko Stores, Inc.*	616,100
13,500	Skechers U.S.A., Inc.*	110,025
10,300	Sonic Automotive, Inc.	236,076
22,300	Stage Stores, Inc.*	622,170
9,300	The Finish Line, Inc.*	278,721
27,600	The Men’s Wearhouse, Inc.*	690,276
12,400	Zale Corp.*	659,680

		14,603,697

Securities/ Asset Management – 1.4%
16,500	Affiliated Managers Group, Inc.*	1,148,235
4,000	BlackRock, Inc.	212,440
18,400	Gabelli Asset Management, Inc.	732,320
9,700	Nuveen Investments	258,602
9,600	SWS Group, Inc.	170,880

		2,522,477

Semiconductors – 3.6%
30,450	Avnet, Inc.*	659,547
5,400	Entegris, Inc.*	69,390
33,300	ESS Technology, Inc.*	566,433
19,600	Exar Corp.*	334,768
29,000	Integrated Silicon Solution, Inc.*	454,430
4,900	Littelfuse, Inc.*	141,218
159,800	LSI Logic Corp.*	1,417,426
22,000	LTX Corp.*	330,660
49,200	Micrel, Inc.*	766,536
21,500	Photronics, Inc.*	428,280
5,300	Rainbow Technologies, Inc.*	59,678
67,000	RF Micro Devices, Inc.*	673,350
31,100	Silicon Storage Technology, Inc.*	342,100
6,400	Standard Microsystems Corp.*	161,920
6,000	Ultratech, Inc.*	176,220

		6,581,956

Telecommunications – 0.3%
29,600	Audiovox Corp.*	380,064
17,200	TALK America Holdings, Inc.*	198,144

		578,208

Telecommunications Equipment – 2.2%
24,300	Anixter International, Inc.*	628,884
57,300	Arris Group, Inc.*	414,852
54,100	Artesyn Technologies, Inc.*	460,932
8,200	Black Box Corp.	377,774
33,400	CommScope, Inc.*	545,422
4,800	EMS Technologies, Inc.*	98,592
43,700	Enterasys Networks, Inc.*	163,875
22,200	Optical Communication Products, Inc.*	82,140
28,500	Plantronics, Inc.*	930,525
2,900	Verint Systems, Inc.*	65,424
11,600	ViaSat, Inc.*	222,024

		3,990,444

Telephone – 0.5%
21,200	IDT Corp.*	469,580
37,200	Time Warner Telecom, Inc.*	376,836

		846,416

Thrifts – 1.7%
14,900	Commercial Federal Corp.	397,979
3,450	Doral Financial Corp.	111,366
4,500	FirstFed Financial Corp.*	195,750
49,400	Flagstar Bancorp, Inc.	1,058,148
5,700	Flushing Financial Corp.	104,196
3,100	Horizon Financial Corp.	54,281
6,200	Irwin Financial Corp.	194,680
10,200	Republic Bancorp, Inc.	137,598
7,400	Sound Federal Bancorp, Inc.	115,366
2,900	Sterling Financial Corp.*	99,267
27,000	W Holding Co., Inc.	502,470
1,200	WSFS Financial Corp.	53,820

		3,024,921

The accompanying notes are an integral part of these financial statements.      21

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
December 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Truck Freight – 0.2%
8,000	Covenant Transport, Inc.*	$152,080
7,900	Landstar System, Inc.*	300,516

		452,596

Wireless – 1.4%
19,000	Boston Communications Group, Inc.*	176,510
16,600	Ditech Communications Corp.*	317,060
113,600	Powerwave Technologies, Inc.*	869,040
14,900	Telephone and Data Systems, Inc.	931,995
7,400	United States Cellular Corp.*	262,700

		2,557,305

TOTAL COMMON STOCKS
(Cost $167,324,060)		$180,778,422

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $167,324,060)		$180,778,422

Securities Lending Collateral 2.4%

4,513,900	Boston Global Investment Trust – Enhanced Portfolio	$4,513,900

TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,513,900)		$4,513,900

TOTAL INVESTMENTS
(Cost $171,837,960)		$185,292,322

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Capital Growth Fund during the one-year reporting period that ended December 31, 2003.

Market Review

The first quarter of 2003 was volatile as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in reaction to the continued low-demand environment. In the second, third, and fourth quarters, the U.S. equity market rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop. While the gains were broad based, the largest returns were found in both highly speculative and smaller cap areas. Investors seemed optimistic that an improving economy would further stimulate demand for U.S. products and services.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2003*

		% of
Company	Business	Net Assets

Microsoft Corp.	Computer Software	4.2%
Wal-Mart Stores, Inc.	Retail Apparel	3.6
Pfizer, Inc.	Drugs	3.4
Intel Corp.	Semiconductors	3.3
Exxon Mobil Corp.	Energy Resources	3.3
Cisco Systems, Inc.	Computer Hardware	3.2
QUALCOMM, Inc.	Telecommunications Equipment	2.9
General Electric Co.	Industrial Parts	2.8
Viacom, Inc. Class B	Media	2.8
Citigroup, Inc.	Banks	2.8

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the one-year reporting period that ended December 31, 2003, the Fund generated a cumulative total return of 23.74%. This return compares to the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), and its former benchmark, the S&P 500 Index (with dividends reinvested), which generated cumulative total returns of 29.75% and 28.69%, respectively.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

While the Fund produced strong results, it underperformed its benchmark on a relative basis primarily due to our high quality bias. In addition, although all of the Fund’s Technology holdings had positive absolute results this year, relative performance was negatively impacted by stock selection and an underweight in this area. Relative performance suffered because the Fund did not own many of the more speculative, aggressive names that had suffered the most in the last three years but which led the tech rally in 2003. These are companies in which we choose not to invest as most of them do not meet our criteria for high quality, long-term growth investments. Our disciplined investment philosophy is to buy high quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects, excellent management, and strong financials. We are long-term investors and believe that the companies we own will ultimately come out on top and outperform over the full market cycle. Most notably, Microsoft Corp. and Dell, Inc. suffered despite their strong fundamentals. These companies are often viewed as technology safe-havens and, in the recent tech market rally, many investors shifted out of these companies into more aggressive stocks.

Despite an underweight in the Healthcare sector, which aided performance, stock selection negatively impacted results. The Fund was hurt by the underperformance of many large pharmaceutical companies. Most of the portfolio’s Healthcare holdings are in the pharmaceutical industry because these companies often fit our criteria for long-term growth. These criteria include pricing power, free cash flow, high return on invested capital, and long product life cycles. However, the pharmaceutical group was down due to lackluster new product launches, competition from generic producers, and impending patent expirations. Merck & Co., Inc., Johnson & Johnson, and Schering-Plough Corp. ended the year in negative territory. Merck was down due to competitive issues with some of its products as well as failed clinical trials of two late-stage pipeline drugs. Johnson & Johnson suffered from a weaker than expected launch of its product to treat coronary artery disease due to numerous manufacturing issues.

Despite a difficult start to the year due to economic and geopolitical turmoil and uncertainty, Media companies finished the year in positive territory. Although national advertising showed earlier signs of increasing strength, recovery of local advertising lagged, as it typically does, and this caused concern for companies exposed to this sector. In the latter part of the year, the Fund’s Media holdings benefited from several indicators that an advertising recovery is underway. Univision Communications, Inc., Viacom, Inc., Time Warner, Inc., and Clear Channel Communications, Inc. were examples of holdings that performed well and significantly contributed to performance. The Fund’s companies in the Consumer Discretionary sector fared well as travel and lodging related companies rebounded this year as the fear of SARS and geopolitical tensions eased. In the second quarter, travel volumes reached pre-war volumes and remained strong the rest of the year. Cendant Corp., Marriott International, Inc., and Starwood Hotels & Resorts Worldwide, Inc. rallied with the travel industry.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

January 15, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary
December 31, 2003

The following graph shows the value as of December 31, 2003, of a $10,000 investment made on April 30, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s new benchmark, the Russell 1000 Growth Index(a) (with dividends reinvested), as well as the Fund’s former benchmark, (the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”)), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from April 30, 1998 to December 31, 2003.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2003

Capital Growth Fund (commenced April 30, 1998)	1.08%	-1.29%	23.74%

(a)	Effective December 1, 2003, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s benchmark. The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies with higher price to earnings ratios and higher forecasted growth values compared to the S&P 500. In the Investment Adviser’s opinion, the Russell 1000 Growth Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments
December 31, 2003

Shares	Description	Value
Common Stocks – 97.7%

Banks – 4.6%
103,916	Citigroup, Inc.	$5,044,083
20,180	State Street Corp.	1,050,974
38,300	Wells Fargo & Co.	2,255,487

		8,350,544

Biotechnology – 1.0%
28,520	Amgen, Inc.*	1,762,536

Brokers – 1.8%
25,465	Merrill Lynch & Co., Inc.	1,493,522
28,855	Morgan Stanley	1,669,839

		3,163,361

Chemicals – 2.4%
30,855	3M Co.	2,623,601
37,214	E.I. du Pont de Nemours & Co.	1,707,750

		4,331,351

Computer Hardware – 6.6%
233,200	Cisco Systems, Inc.*	5,664,428
113,365	Dell, Inc.*	3,849,875
188,000	EMC Corp.*	2,428,960

		11,943,263

Computer Software – 5.7%
20,575	Electronic Arts, Inc.*	983,074
30,255	Intuit, Inc.*	1,600,792
276,275	Microsoft Corp.	7,608,613

		10,192,479

Defense/ Aerospace – 0.5%
15,925	Lockheed Martin Corp.	818,545

Drugs – 9.1%
43,940	Eli Lilly & Co.	3,090,300
46,200	Johnson & Johnson	2,386,692
29,240	Merck & Co., Inc.	1,350,888
171,050	Pfizer, Inc.	6,043,197
42,670	Schering-Plough Corp.	742,031
66,295	Wyeth	2,814,223

		16,427,331

Energy Resources – 5.3%
15,650	Anadarko Petroleum Corp.	798,307
9,915	Apache Corp.	804,106
23,304	ChevronTexaco Corp.	2,013,233
144,392	Exxon Mobil Corp.	5,920,072

		9,535,718

Financial Services – 6.3%
54,350	Fannie Mae	4,079,511
65,665	Freddie Mac	3,829,583
102,250	MBNA Corp.	2,540,913
21,790	SLM Corp.	821,047

		11,271,054

Food & Beverage – 4.1%
81,260	PepsiCo, Inc.	3,788,341
35,465	The Coca-Cola Co.	1,799,849
30,590	Wm. Wrigley Jr. Co.	1,719,464

		7,307,654

Forest – 0.5%
14,210	Weyerhaeuser Co.	909,440

Home Products – 4.3%
38,200	Avon Products, Inc.	2,578,118
35,445	Colgate-Palmolive Co.	1,774,022
21,621	Energizer Holdings, Inc.*	812,085
26,460	The Procter & Gamble Co.	2,642,825

		7,807,050

Hotels – 4.1%
190,015	Cendant Corp.*	4,231,634
42,880	Marriott International, Inc.	1,981,056
31,090	Starwood Hotels & Resorts Worldwide, Inc.	1,118,307

		7,330,997

Industrial Parts – 2.8%
163,900	General Electric Co.	5,077,622

Information Services – 5.0%
100,100	First Data Corp.	4,113,109
13,545	Moody’s Corp.	820,150
65,800	Sabre Holdings Corp.	1,420,622
37,290	The McGraw-Hill Cos., Inc.	2,607,317

		8,961,198

Internet – 0.6%
16,140	eBay, Inc.*	1,042,483

Leisure & Entertainment – 0.2%
9,020	Harrah’s Entertainment, Inc.	448,925

Media – 13.2%
47,698	Cablevision Systems New York Group*	1,115,656
98,218	Clear Channel Communications, Inc.	4,599,549
14,600	Cox Communications, Inc.*	502,970
46,230	EchoStar Communications Corp.*	1,571,820
56,815	Lamar Advertising Co.*	2,120,336
112,000	Liberty Media Corp. Series A*	1,331,680
28,196	Metro-Goldwyn-Mayer, Inc.*	481,870
181,710	Time Warner, Inc.*	3,268,963
78,450	Univision Communications, Inc.*	3,113,680
20,010	Valassis Communications, Inc.*	587,293
113,818	Viacom, Inc. Class B	5,051,243

		23,745,060

Medical Providers – 0.7%
47,595	Caremark Rx, Inc.*	1,205,581

Oil Services – 0.3%
10,900	Schlumberger Ltd.	596,448

26     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Processors – 0.4%
26,380	CheckFree Corp.*	$729,407

Property Insurance – 0.9%
24,500	AMBAC Financial Group, Inc.	1,700,055

Publishing – 1.2%
11,000	Gannett Co., Inc.	980,760
21,930	Tribune Co.	1,131,588

		2,112,348

Retail Apparel – 5.8%
42,855	Dollar Tree Stores, Inc.*	1,288,221
28,965	Family Dollar Stores, Inc.	1,039,264
27,700	Lowe’s Companies, Inc.	1,534,303
122,330	Wal-Mart Stores, Inc.	6,489,607

		10,351,395

Security/ Asset Management – 0.8%
124,510	The Charles Schwab Corp.	1,474,198

Semiconductors – 5.7%
185,600	Intel Corp.	5,976,320
108,700	Texas Instruments, Inc.	3,193,606
26,550	Xilinx, Inc.*	1,028,547

		10,198,473

Telecommunications Equipment – 2.9%
95,730	QUALCOMM, Inc.	5,162,719

Thrifts – 0.5%
7,915	Golden West Financial Corp.	816,749

Wireless – 0.4%
72,290	Crown Castle International Corp.*	797,359

TOTAL COMMON STOCKS
(Cost $173,910,986)		$175,571,343

Exchange Traded Fund – 0.6%

8,700	SPDR Trust Series 1	$968,136

TOTAL EXCHANGE TRADED FUND
(Cost $800,979)		$968,136

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.7%

Joint Repurchase Agreement Account II^
$3,100,000	0.99%	01/02/2004	$3,100,000
Maturity Value $3,100,171

TOTAL REPURCHASE AGREEMENT
(Cost $3,100,000)			$3,100,000

TOTAL INVESTMENTS
(Cost $177,811,965)			$179,639,479

   *  Non-income producing security.

^	Joint repurchase agreement was entered into on December 31, 2003.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
SPDR	—	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.      27

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Mid Cap Value Fund during the one-year reporting period that ended December 31, 2003.

Market Review

The U.S. equity markets generated strong results in 2003, ending the year in positive territory for the first time since 1999. All the major indices rose significantly, with the S&P 500 Index returning 28.69% and the technology-laden NASDAQ Composite Index soaring 50.01%, the third best year since its inception in 1971. Despite the war in Iraq, renewed terrorist fears, U.S. deficits, and a tumbling dollar, stock prices rose in nine out of the last ten months of the year. Rekindled investor confidence, an increased appetite for risk, and the anticipation of an economic rebound drove stock prices higher. The economy gained momentum during the year, with third quarter gross domestic product (“GDP”) rising 8.2% – its fastest level in two decades. The preliminary estimate for fourth quarter GDP was 4.0%, a solid gain, but somewhat lower than market expectations.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2003*

		% of
Company	Business	Net Assets

iStar Financial, Inc.	Other REIT	2.1%
Energy East Corp.	Electrical Utilities	2.0
M&T Bank Corp.	Banks	1.8
The Williams Companies, Inc.	Diversified Energy	1.8
RenaissanceRe Holdings Ltd.	Property Insurance	1.8
XTO Energy, Inc.	Energy Resources	1.7
City National Corp.	Banks	1.7
Activision, Inc	Computer Software	1.7
Lamar Advertising Co.	Media	1.7
Willis Group Holdings Ltd.	Property Insurance	1.6

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Review

Over the one-year reporting period that ended December 31, 2003, the Fund generated a cumulative total return of 28.39%. Over the same time period, the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested) generated a cumulative total return of 38.07%.

While the Fund generated strong absolute performance during its fiscal year, it underperformed its benchmark, as 2003 was dominated by the strong rebound in higher risk, lower quality stocks. In contrast, we maintained our disciplined investment approach that calls for investing in those companies with good business models, high or improving return on invested capital, and quality managements. As such, we have not been surprised by the relative underperformance of the Fund in such a speculative market.

Some of the largest detractors to performance during the year were stocks in the Consumer Cyclical and Healthcare sectors. The Stanley Works and Abercrombie & Fitch Co. were large detractors in the Consumer Cyclical area. These stocks were weak performers in an increasingly challenging environment for consumer spending. Despite reporting strong sales results, Abercrombie & Fitch declined in the latter part of the year after remaining cautious on sales outcomes for the remainder of 2003. Within Healthcare, AmerisourceBergen Corp. and Covance, Inc. detracted from results. AmerisourceBergen was driven lower due to negative news regarding its product sales. After initiating a position in Covance, a leading drug development services firm, the company disappointed investors with a decrease in backlog related to consolidation among its customer base. After an evaluation, it was our belief that Covance’s fundamentals remained intact. These include its dominant market position, growing market share, and strong free cash flow. Accordingly, we retained our position in the company.

In the current environment, we found opportunities in a number of “emerging” quality companies. Often, these businesses are experiencing periods of uncertainty but are taking steps to resolve those uncertainties. Many of these emerging quality companies have both internal and external forces working in their favor. Thus, some of our favorite situations are those where investment success does not depend on a single factor.

A recent example of emerging quality in the portfolio is CIT Group, Inc. CIT Group was purchased by Tyco in 2001 and subsequently sold in 2002. While CIT Group was owned by Tyco, its cost of debt spiked due to concerns about reported accounting irregularities and other scandals at Tyco. Now disassociated from Tyco, CIT Group has started to refinance high cost debt and pay down credit lines.

iStar Financial, Inc., a leading provider of customized financing to public and private owners of commercial real estate, was a top contributor to performance for the year. iStar continues to benefit from its high, safe dividend yield and good credit quality. Other strong performers included Countrywide Financial Corp., as it expanded and benefited from its mortgage banking business. Also in Financials, City National Corp. was a strong performer. We have reduced the Countrywide position to capture profits. City National performed well due to improving credit quality and an increase in non-interest income.

As in the past, we thank you for your continued confidence.

Goldman Sachs Value Portfolio Management Team

January 15, 2004

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary
December 31, 2003

The following graph shows the value as of December 31, 2003, of a $10,000 investment made on May 1, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Mid Cap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from May 1, 1998 to December 31, 2003.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2003

Mid Cap Value Fund (commenced May 1, 1998)	7.89%	12.22%	28.39%

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments
December 31, 2003

Shares	Description	Value
Common Stocks – 93.7%

Apartment – 0.9%
110,700	AvalonBay Communities, Inc.	$5,291,460

Bank – 9.7%
277,657	Banknorth Group, Inc.	9,032,182
155,500	City National Corp.	9,659,660
261,377	KeyCorp	7,663,574
108,032	M&T Bank Corp.	10,619,546
86,435	Mercantile Bankshares Corp.	3,939,707
170,500	North Fork Bancorporation, Inc.	6,900,135
260,287	SouthTrust Corp.	8,519,193

		56,333,997

Biotechnology – 0.5%
113,000	MedImmune, Inc.*	2,870,200

Brokers – 0.8%
58,961	The Bear Stearns Companies, Inc.	4,713,932

Chemicals – 3.2%
67,250	Carlisle Cos., Inc.	4,092,835
228,300	Monsanto Co.	6,570,474
201,200	Praxair, Inc.	7,685,840

		18,349,149

Computer Hardware – 4.1%
120,400	CDW Corp.	6,954,304
75,400	Storage Technology Corp.*	1,941,550
208,900	Symbol Technologies, Inc.	3,528,321
141,600	Tech Data Corp.*	5,620,104
81,848	Zebra Technologies Corp.*	5,432,252

		23,476,531

Computer Software – 3.0%
530,700	Activision, Inc.*	9,658,740
306,745	NetIQ Corp.*	4,064,371
102,286	Symantec Corp.*	3,544,210

		17,267,321

Consumer Durables – 0.5%
77,000	The Stanley Works	2,915,990

Defense/ Aerospace – 3.0%
55,200	ITT Industries, Inc.	4,096,392
97,600	Precision Castparts Corp.	4,432,016
289,092	Rockwell Collins, Inc.	8,681,433

		17,209,841

Diversified Energy – 1.8%
1,064,600	The Williams Companies, Inc.	10,454,372

Drugs – 2.7%
109,800	AmerisourceBergen Corp.	6,165,270
123,800	Charles River Laboratories International, Inc.*	4,250,054
202,500	Covance, Inc.*	5,427,000

		15,842,324

Electrical Utilities – 9.4%
61,700	Cinergy Corp.	2,394,577
512,556	Energy East Corp.	11,481,255
115,421	Entergy Corp.	6,594,002
238,739	FirstEnergy Corp.	8,403,613
51,188	FPL Group, Inc.	3,348,719
145,300	PG&E Corp.*	4,034,981
86,255	Pinnacle West Capital Corp.	3,451,925
159,963	PPL Corp.	6,998,381
110,225	Puget Energy, Inc.	2,620,048
68,585	SCANA Corp.	2,349,036
85,100	Wisconsin Energy Corp.	2,846,595

		54,523,132

Energy Resources – 4.1%
162,600	Evergreen Resources, Inc.*	5,286,126
58,800	Murphy Oil Corp.	3,840,228
103,000	Patina Oil & Gas Corp.	5,045,970
345,700	XTO Energy, Inc.	9,783,310

		23,955,634

Environmental Services – 1.2%
259,776	Republic Services, Inc.	6,658,059

Financial Services – 2.8%
203,400	CIT Group, Inc.	7,312,230
115,008	Countrywide Financial Corp.	8,723,357

		16,035,587

Food & Beverage – 0.4%
106,100	The Pepsi Bottling Group, Inc.	2,565,498

Forest – 0.9%
245,874	Packaging Corp. of America	5,374,806

Health Insurance – 1.0%
82,179	Aetna, Inc.	5,553,657

Heavy Electrical – 0.9%
142,315	Rockwell Automation, Inc.	5,066,414

Home Products – 1.3%
73,600	The Clorox Co.	3,574,016
106,840	The Estee Lauder Companies, Inc.	4,194,538

		7,768,554

Hotel – 0.8%
264,043	Hilton Hotels Corp.	4,523,056

Industrial Parts – 3.1%
89,064	American Standard Companies, Inc.*	8,968,745
83,821	Eaton Corp.	9,050,991

		18,019,736

Information Services – 0.7%
107,200	Anteon International Corp.*	3,864,560

Internet – 0.3%
31,600	Getty Images, Inc.*	1,584,108

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments (continued)
December 31, 2003

Shares	Description	Value
Common Stocks – (continued)

Leisure & Entertainment – 0.9%
101,171	Harrah’s Entertainment, Inc.	$5,035,281

Life Insurance – 1.4%
113,105	Torchmark Corp.	5,150,802
185,200	UnumProvident Corp.	2,920,604

		8,071,406

Media – 1.7%
257,755	Lamar Advertising Co.*	9,619,417

Mining – 0.9%
92,829	Nucor Corp.	5,198,424

Motor Vehicle – 1.9%
37,939	Johnson Controls, Inc.	4,405,476
108,778	Lear Corp.	6,671,355

		11,076,831

Office Industrial – 2.2%
106,000	Highwoods Properties, Inc.	2,692,400
111,874	Liberty Property Trust	4,351,899
176,300	Prentiss Properties Trust	5,816,137

		12,860,436

Oil Refining – 1.3%
146,600	Sunoco, Inc.	7,498,590

Other REIT – 3.2%
311,762	iStar Financial, Inc.	12,127,542
112,153	Plum Creek Timber Co., Inc.	3,415,059
67,225	Public Storage, Inc.	2,916,892

		18,459,493

Packaging – 1.2%
70,500	Sealed Air Corp.*	3,816,870
123,119	Sonoco Products Co.	3,031,190

		6,848,060

Property Insurance – 6.3%
36,254	AMBAC Financial Group, Inc.	2,515,665
85,400	Axis Capital Holdings Ltd.	2,500,512
147,762	PartnerRe Ltd.	8,577,584
210,242	RenaissanceRe Holdings Ltd.	10,312,370
75,400	The St. Paul Companies, Inc.	2,989,610
277,130	Willis Group Holdings Ltd.	9,441,819

		36,337,560

Publishing – 1.0%
213,322	A.H. Belo Corp.	6,045,545

Restaurants – 0.9%
150,354	Yum! Brands, Inc.*	5,172,178

Retail Apparel – 7.3%
73,000	Abercrombie & Fitch Co.*	1,803,830
141,025	AnnTaylor Stores Corp.*	5,499,975
198,640	Federated Department Stores, Inc.	9,361,903
306,000	J. C. Penney Co., Inc.	8,041,680
146,700	Limited Brands	2,645,001
100,300	Michaels Stores, Inc.	4,433,260
168,800	Ross Stores, Inc.	4,461,384
258,341	The TJX Companies, Inc.	5,696,419

		41,943,452

Semiconductors – 0.9%
177,700	Integrated Circuit Systems, Inc.*	5,062,673

Telecommunications Equipment – 0.8%
569,160	Tellabs, Inc.*	4,798,019

Telephone – 0.8%
145,000	CenturyTel, Inc.	4,729,900

Thrifts – 1.4%
208,700	New York Community Bancorp, Inc.	7,941,035

Tobacco – 1.0%
157,745	UST, Inc.	5,629,919

Truck Freight – 1.5%
159,420	Landstar System, Inc.*	6,064,337
78,300	Yellow Roadway Corp.*	2,832,111

		8,896,448

TOTAL COMMON STOCKS
(Cost $441,776,067)		$541,442,585

Exchange Traded Fund – 1.7%

106,200	iShares Russell Midcap Value Index Fund	$9,908,460

TOTAL EXCHANGE TRADED FUND
(Cost $9,666,324)		$9,908,460

32     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.8%

Joint Repurchase Agreement Account II^
$22,100,000	0.99%	01/02/2004	$22,100,000
Maturity Value $22,101,216

TOTAL REPURCHASE AGREEMENT
(Cost $22,100,000)			$22,100,000

TOTAL INVESTMENTS
(Cost $473,542,391)			$573,451,045

   *  Non-income producing security.

^	Joint repurchase agreement was entered into on December 31, 2003.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.      33

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – International Equity Fund during the one-year reporting period that ended December 31, 2003.

Market Overview

As 2003 began, the global equity markets resumed the downward decline that characterized much of the previous year. Rising geopolitical risks and related uncertainty further darkened a backdrop already defined by gloomy economic data releases, slowing consumption, and declining confidence. Unsurprisingly, investors paid less attention to company-specific fundamental developments and even to the economy than to daily developments in terms of the war and world politics. The global stock markets then rallied in the second quarter, as the major combat in Iraq ended, oil prices fell, and business confidence rose. In the third quarter, investor attention moved away from the geopolitical concerns and refocused on corporate and macroeconomic news. Global investors were encouraged in the early stages of the quarter by U.S. companies’ second quarter earnings results which generally exceeded expectations. In Japan, both private and official forecasts for economic growth improved. During the fourth quarter, the equity markets continued to rise. Investor confidence was sustained by strong economic data releases and corporate news that indicated profits continued to grow at a faster than expected pace. Strong gains were made in October and December but currency concerns and the return of geopolitical tensions weighed on investor sentiment in November.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2003*

			% of
Company	Country	Business	Net Assets

Vodafone Group PLC	United Kingdom	Telecommunications Services	4.7%
Total Fina Elf SA Class B	France	Energy	3.7
GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals & Biotechnology	3.6
Novartis AG	Switzerland	Pharmaceuticals & Biotechnology	3.6
ING Groep NV	Netherlands	Diversified Financials	2.3
RICOH CO., LTD	Japan	Technology Hardware and
		Equipment	2.3
Nestle SA	Switzerland	Food, Beverage & Tobacco	2.3
Banca Intesa SpA	Italy	Banks	2.2
Zurich Financial Services AG	Switzerland	Insurance	2.2
Diageo PLC	United Kingdom	Food, Beverage & Tobacco	2.1

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Performance Review

Over the one-year reporting period that ended December 31, 2003, the Fund generated a cumulative total return of 35.49%. Over the same time period, the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (unhedged with dividends reinvested), generated a cumulative total return of 39.17%.

While the Fund generated strong absolute performance, it underperformed its benchmark on a relative basis. The majority of the Fund’s underperformance versus its benchmark occurred during the third quarter of 2003 and is largely explained by two factors. First, we underestimated the extent to which the equity markets in Japan would be pushed ahead by recovery and restructuring hopes. Second, larger, higher quality companies that weathered the difficult markets of the last three years did not participate in the recent market rally as much as their more cyclical, smaller, balance sheet-challenged peers. Our stock selection, which has a bias towards high quality companies that we believe should outperform over the market cycle, was therefore a leading contributor to the Fund’s underperformance.

On a stock-specific level, leading contributors to performance included overweight positions in European Aeronautic Defence & Space Co. (“EADS”), a European aviation company that owns Airbus, and Hyundai Motor Co. Ltd., the Korean automobile manufacturer. Top detractors from relative performance included overweight positions in ROHM CO., LTD., a Japanese semiconductor manufacturer, and YUKOS ADR, the largest Russian oil company.

During the period, we initiated a position in Banca Intesa SpA, Italy’s largest retail bank by assets. In addition to having a high quality Italian retail banking franchise, its new management team has successfully restructured its Latin American and corporate banking units. To purchase Banca Intesa, we reduced the Fund’s position in Royal Bank of Scotland Group. The stock had performed strongly and we took the opportunity to realize gains.

During the fourth quarter we exited our position in Tesco, the leading UK supermarket chain. Over recent months, Tesco has shown very strong operational performance, growing its market share and reporting impressive sales growth. However, after a very strong share price performance we believed Tesco’s shares were trading around our fair value target at the time we decided to exit our Tesco position, and our focus turned to concerns over the UK retail environment in the coming months. We believed that after its likely takeover by Wm. Morrison, Safeway would be a more difficult competitor, and we would also see more aggressive pricing from ASDA (a subsidiary of Wal-Mart). Given these concerns, we took the opportunity to exit our position in Tesco.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

January 15, 2004

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Performance Summary
December 31, 2003

The following graph shows the value as of December 31, 2003, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Morgan Stanley Capital International Europe, Australasia and Far East Index (with dividends reinvested), (“MSCI EAFE (unhedged)”), is shown. The Fund’s benchmark utilizes the local close in its valuation, which could contribute to a performance variation with the Fund given the Fund’s valuation policy. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, Portfolio turnover, and subscription and redemption cash flows affecting a Fund.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from January 12, 1998 to December 31, 2003.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2003

International Equity Fund (commenced January 12, 1998)	2.84%	-0.31%	35.49%

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments
December 31, 2003

Shares	Description	Value

Common Stocks – 97.4%

Australia – 1.0%
449,340	Promina Group Ltd. (Insurance)	$1,109,725

China – 0.4%
520,000	China Life Insurance Co. Ltd.* (Insurance)	425,310

Denmark – 0.5%
70	A P Moller – Maersk A/S (Transportation)	503,992

Finland – 2.1%
128,904	Nokia Oyj (Technology Hardware & Equipment)	2,199,962

France – 15.2%
65,960	Credit Agricole SA* (Banks)	1,573,789
69,387	European Aeronautic Defence & Space Co. (Capital Goods)	1,654,928
75,026	France Telecom SA* (Telecommunication Services)	2,141,087
23,507	L’Oreal SA (Household & Personal Products)	1,928,674
14,535	Lafarge SA (Materials)	1,298,177
28,635	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	2,089,410
11,443	Pinault-Printemps-Redoute SA (Retailing)	1,107,990
10,762	PSA Peugeot Citroen (Automobiles & Components)	548,337
21,059	Total Fina Elf SA Class B (Energy)	3,902,892

		16,245,284

Germany – 3.7%
30,866	Bayerische Motoren Werke (BMW) AG (Automobiles & Components)	1,432,771
19,635	Deutsche Boerse AG (Diversified Financials)	1,073,453
9,003	SAP AG (Software & Services)	1,489,033

		3,995,257

Greece – 1.0%
35,190	Alpha Bank A.E. (Banks)	1,064,783

Hong Kong – 1.5%
304,000	Esprit Holdings Ltd. (Retailing)	1,015,574
42,800	Hang Seng Bank Ltd. (Banks)	562,908

		1,578,482

Hungary – 0.2%
9,460	OTP Bank Rt. GDR (Banks)	248,325

Ireland – 2.4%
99,423	Allied Irish Banks PLC (Banks)	1,587,099
73,264	Bank of Ireland (Banks)	1,000,637

		2,587,736

Italy – 3.0%
602,500	Banca Intesa SpA (Banks)	2,359,701
42,236	ENI SpA (Energy)	799,527

		3,159,228

Japan – 18.1%
45,300	Credit Saison Co. Ltd. (Diversified Financials)	1,027,555
48,000	Fuji Photo Film Co. Ltd. (Consumer Durables & Apparel)	1,568,433
43,200	Honda Motor Co. Ltd. (Automobiles & Components)	1,941,203
73,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	997,525
66,000	Mitsui Fudosan Co. Ltd. (Real Estate)	599,358
108,000	Nomura Holdings, Inc. (Diversified Financials)	1,833,303
251	NTT DoCoMo, Inc. (Telecommunication Services)	574,151
20,200	ORIX Corp. (Diversified Financials)	1,675,909
122,000	RICOH CO., LTD. (Technology Hardware & Equipment)	2,418,264
13,200	ROHM CO., LTD. (Semiconductors & Semiconductor Equipment)	1,554,984
36,300	Seiko Epson Corp. (Technology Hardware & Equipment)	1,694,124
50,400	Shin-Etsu Chemical Co. Ltd. (Materials)	2,069,838
11,270	USS Co. Ltd. (Retailing)	799,296
51,000	Yamato Transport Co. Ltd. (Transportation)	603,598

		19,357,541

Netherlands – 5.1%
107,125	ING Groep NV (Diversified Financials)	2,504,341
5,073	Royal Dutch Petroleum Co. (Energy)	265,359
43,814	STMicroelectronics NV* (Semiconductors & Semiconductor Equipment)	1,188,431
45,379	VNU NV (Media)	1,432,241

		5,390,372

Russia – 1.3%
6,700	Mobile Telesystems ADR (Telecommunication Services)	554,760
20,470	YUKOS ADR (Energy)	859,740

		1,414,500

Singapore – 0.8%
116,000	United Overseas Bank Ltd. (Banks)	903,101

The accompanying notes are an integral part of these financial statements.      37

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
December 31, 2003

Shares	Description	Value

Common Stocks – (continued)

South Korea – 3.9%
59,874	Hana Bank GDR† (Banks)	$1,105,520
103,490	Hyundai Motor Co. Ltd. GDR † (Automobiles & Components)	2,199,162
4,600	Samsung Electronics Co. Ltd. GDR (Semiconductors & Semiconductor Equipment)	868,571

		4,173,253

Spain – 0.5%
23,496	Industria de Diseno Textil SA (Retailing)	476,621

Switzerland – 11.6%
14,086	Adecco SA (Commercial Services & Supplies)	909,194
12,534	Converium Holding AG (Insurance)	665,613
50,106	Credit Suisse Group (Diversified Financials)	1,827,305
9,670	Nestle SA (Food Beverage & Tobacco)	2,413,812
84,490	Novartis AG (Pharmaceuticals & Biotechnology)	3,865,493
4,842	Syngenta AG (Materials)	325,983
16,297	Zurich Financial Services AG (Insurance)	2,354,762

		12,362,162

Taiwan – 1.1%
102,200	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	812,490
38,100	Taiwan Semiconductor Manufacturing Co. Ltd. ADR* (Semiconductors & Semiconductor Equipment)	390,144

		1,202,634

Thailand – 0.9%
3,065,500	Krung Thai Bank Public Co. Ltd. (Banks)	951,622

United Kingdom – 23.1%
193,757	BAA PLC (Transportation)	1,718,077
101,771	BP PLC (Energy)	825,179
112,252	British Sky Broadcasting Group PLC* (Media)	1,411,030
654,116	Cable & Wireless PLC (Telecommunication Services)	1,550,592
102,588	Capita Group PLC (Commercial Services & Supplies)	446,939
52,780	Carnival PLC (Hotels Restaurants & Leisure)	2,123,752
174,474	Diageo PLC (Food Beverage & Tobacco)	2,288,121
86,979	Exel PLC (Transportation)	1,146,911
169,255	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	3,895,448
169,391	Prudential PLC (Insurance)	1,430,970
41,638	Reckitt Benckiser PLC (Household & Personal Products)	939,681
2,004,936	Vodafone Group PLC (Telecommunication Services)	4,967,439
196,285	WPP Group PLC (Media)	1,920,685

		24,664,824

TOTAL COMMON STOCKS
(Cost $90,297,457)		$104,014,714

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Short-Term Obligation – 1.4%

State Street Bank & Trust Euro Time Deposit
$1,505,000	0.88%	01/02/2004	$1,505,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,505,000)			$1,505,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $91,802,457)			$105,519,714

Shares	Description	Value
Securities Lending Collateral – 0.1%

44,800	Boston Global Investment Trust – Enhanced Portfolio	$44,800

TOTAL SECURITIES LENDING COLLATERAL
(Cost $44,800)		44,800

TOTAL INVESTMENTS
(Cost $91,847,257)		$105,564,514

*	Non-income producing security.

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $3,304,682, which represents 3.1% of net assets as of December 31, 2003.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depository Receipt

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

As a % of
net assets
Common Stock Industry Classifications‡

Automobiles & Components	5.7%
Banks	10.6
Capital Goods	1.5
Commercial Services & Supplies	1.3
Consumer Durables & Apparel	3.4
Diversified Financials	9.3
Energy	6.2
Food Beverage & Tobacco	4.4
Hotels Restaurants & Leisure	2.0
Household & Personal Products	2.7
Insurance	5.6
Materials	3.5
Media	4.5
Pharmaceuticals & Biotechnology	7.3
Real Estate	0.6
Retailing	3.2
Semiconductors & Semiconductor Equipment	3.7
Software & Services	1.4
Technology Hardware & Equipment	7.6
Telecommunication Services	9.2
Transportation	3.7

TOTAL COMMON STOCK	97.4%

‡	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      39

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Assets and Liabilities
December 31, 2003

	Growth and	CORE U.S.
	Income Fund	Equity Fund

Assets:

Investment in securities, at value (identified cost $189,477,661, $336,703,241, $167,324,060, $177,811,965, $473,542,391 and $91,802,457, respectively)	$229,776,542	$384,526,086
Securities lending collateral, at value	—	1,778,000
Cash(a)	43,415	414,177
Foreign currencies, at value (identified cost $473,042)	—	—
Receivables:
Fund shares sold	413,053	298,861
Investment securities sold	277,469	—
Dividends and interest, at value	373,484	456,217
Forward foreign currency exchange contracts	—	—
Reimbursement from adviser	20,252	—
Securities lending income	—	3,639
Variation margin	—	4,330
Other assets	5,242	4,744

Total assets	230,909,457	387,486,054

Liabilities:

Due to custodian	—	—
Payables:
Payable upon return of securities loaned	—	1,778,000
Investment securities purchased	315,766	2,103,965
Fund shares repurchased	132,254	349,159
Amounts owed to affiliates	69,936	159,708
Forward foreign currency exchange contracts	—	—
Variation margin	—	—
Accrued expenses and other liabilities	75,692	70,174

Total liabilities	593,648	4,461,006

Net Assets:

Paid-in capital	248,911,862	432,296,645
Accumulated undistributed (distributions in excess of) net investment income	117,781	25,303
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(59,012,715)	(97,151,135)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	40,298,881	47,854,235

NET ASSETS	$230,315,809	$383,025,048

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	23,035,394	35,067,116
Net asset value, offering and redemption price per share	$10.00	$10.92

(a)	Includes restricted cash of $331,150 and $6,100,000 for CORE U.S. Equity Fund and CORE Small Cap Equity Fund, respectively, relating to initial margin requirements on futures transactions.

40     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$180,778,422	$179,639,479	$573,451,045	$105,519,714
4,513,900	—	—	44,800
6,100,000	6,783	24,024	511
—	—	—	474,031
216,864	96,878	4,621,828	35,524
119,539	—	1,299,293	670,291
174,017	163,099	636,358	239,996
—	—	—	625,188
—	31,415	—	30,929
5,947	111	610	97
—	—	—	—
6,826	5,099	11,659	2,837

191,915,515	179,942,864	580,044,817	107,643,918

3,345,517	—	—	—
4,513,900	—	—	44,800
1,963,482	—	1,534,674	—
163,053	99,733	65,066	105,724
84,818	50,409	397,238	40,249
—	—	—	586,409
9,770	—	—	—
69,664	98,682	124,800	74,478

10,150,204	248,824	2,121,778	851,660

167,852,871	209,050,799	479,772,999	153,870,046
94,148	33,372	—	(366,918)
372,658	(31,217,645)	(1,758,614)	(60,485,617)
13,445,634	1,827,514	99,908,654	13,774,747

$181,765,311	$179,694,040	$577,923,039	$106,792,258

13,992,917	18,747,256	43,241,149	11,268,476
$12.99	$9.59	$13.37	$9.48

The accompanying notes are an integral part of these financial statements.      41

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Operations
For the Year Ended December 31, 2003

	Growth and	CORE U.S.
	Income Fund	Equity Fund

Investment income:

Dividends(a)	$1,092,804	$2,732,846
Interest (including securities lending income of $56, $9,536, $64,429, $249, $7,897 and $8,090, respectively)	12,406	26,725

Total income	1,105,210	2,759,571

Expenses:

Management fees	336,295	1,180,209
Custody and accounting fees	71,519	78,545
Printing fees	41,661	39,717
Transfer agent fees	17,936	67,440
Professional fees	42,595	42,594
Trustee fees	8,424	8,424
Registration fees	13,150	12,643
Other	6,384	2,500

Total expenses	537,964	1,432,072

Less — expense reductions	(79,131)	(408)

Net Expenses	458,833	1,431,664

NET INVESTMENT INCOME	646,377	1,327,907

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	234,857	949,891
Futures transactions	—	351,850
Foreign currency related transactions	—	—
Net change in unrealized gain (loss) on:
Investments	11,541,626	45,688,694
Futures	—	42,873
Translation of assets and liabilities denominated in foreign currencies	—	—

Net realized and unrealized gain on investment, futures and foreign currency transactions	11,776,483	47,033,308

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,422,860	$48,361,215

(a)	For the Growth and Income, CORE U.S. Equity, CORE Small Cap Equity, Mid Cap Value, and International Equity Funds, foreign taxes withheld on dividends were $1,003, $629, $498, $10,434 and $33,902, respectively.

42     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$735,291	$365,189	$8,171,749	$308,938
80,207	5,215	184,639	11,522

815,498	370,404	8,356,388	320,460

428,325	198,348	3,472,612	172,679
166,975	64,249	101,261	152,701
30,660	25,334	131,704	53,813
22,844	10,579	173,631	6,907
42,594	48,994	36,194	45,294
8,424	8,424	8,424	8,424
8,136	10,927	63	6,288
5,633	11,822	21,076	2,854

713,591	378,677	3,944,965	448,960

(125,449)	(109,185)	(2,621)	(213,038)

588,142	269,492	3,942,344	235,922

227,356	100,912	4,414,044	84,538

6,447,064	(788,467)	15,688,536	25,377
24,033	—	—	(12,240)
—	—	(737)	450,616
16,303,456	8,924,917	97,691,989	7,401,205
(5,823)	—	—	10,325
—	—	—	24,402

22,768,730	8,136,450	113,379,788	7,899,685

$22,996,086	$8,237,362	$117,793,832	$7,984,223

The accompanying notes are an integral part of these financial statements.      43

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Changes in Net Assets
For the Year Ended December 31, 2003

	Growth and	CORE U.S.
	Income Fund	Equity Fund

From operations:

Net investment income	$646,377	$1,327,907
Net realized gain (loss) on investment, futures and foreign currency related transactions	234,857	1,301,741
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	11,541,626	45,731,567

Net increase in net assets resulting from operations	12,422,860	48,361,215

Distributions to shareholders:

From net investment income	(561,152)	(1,302,647)
From net realized gain on investments and futures transactions	—	—

Total distributions to shareholders	(561,152)	(1,302,647)

From share transactions:

Proceeds from sales of shares	11,379,148	33,376,750
Proceeds in connection with mergers	178,951,522	172,009,752
Reinvestment of dividends and distributions	561,152	1,302,647
Cost of shares repurchased	(9,348,414)	(14,161,752)

Net increase in net assets resulting from share transactions	181,543,408	192,527,397

TOTAL INCREASE	193,405,116	239,585,965

Net assets:

Beginning of year	36,910,693	143,439,083

End of year	$230,315,809	$383,025,048

Accumulated undistributed (distributions in excess of) net investment income	$117,781	$25,303

Summary of share transactions:

Shares sold	1,300,174	3,484,303
Shares issued in connection with mergers	18,241,732	16,120,873
Shares issued on reinvestment of dividends and distributions	57,851	123,709
Shares repurchased	(1,100,833)	(1,564,060)

NET INCREASE	18,498,924	18,164,825

44     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$227,356	$100,912	$4,414,044	$84,538
6,471,097	(788,467)	15,687,799	463,753
16,297,633	8,924,917	97,691,989	7,435,932

22,996,086	8,237,362	117,793,832	7,984,223

(137,156)	(67,672)	(4,441,591)	(641,177)
(2,020,835)	—	(5,830,111)	—

(2,157,991)	(67,672)	(10,271,702)	(641,177)

9,341,036	9,098,379	161,701,075	3,347,815
110,388,436	148,549,781	—	85,111,633
2,157,991	67,672	10,271,702	641,177
(7,965,049)	(4,243,477)	(59,108,989)	(2,865,383)

113,922,414	153,472,355	112,863,788	86,235,242

134,760,509	161,642,045	220,385,918	93,578,288

47,004,802	18,051,995	357,537,121	13,213,970

$181,765,311	$179,694,040	$577,923,039	$106,792,258

$94,148	$33,372	$—	$(366,918)

819,502	1,076,571	14,040,664	427,150
8,651,130	15,836,851	—	9,311,989
171,678	7,307	788,917	71,006
(762,948)	(497,754)	(5,300,708)	(364,591)

8,879,362	16,422,975	9,528,873	9,445,554

The accompanying notes are an integral part of these financial statements.      45

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Changes in Net Assets
For the Year Ended December 31, 2002

	Growth and	CORE U.S.
	Income Fund	Equity Fund

From operations:

Net investment income	$581,699	$922,195
Net realized loss on investment, futures and foreign currency related transactions	(4,544,880)	(28,667,737)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(960,402)	(11,617,873)

Net decrease in net assets resulting from operations	(4,923,583)	(39,363,415)

Distributions to shareholders:

From net investment income	(594,255)	(927,555)
From net realized gain on investment, futures and foreign currency related transactions	—	—

Total distributions to shareholders	(594,255)	(927,555)

From share transactions:

Proceeds from sales of shares	14,862,099	37,886,405
Reinvestment of dividends and distributions	594,255	927,555
Cost of shares repurchased	(13,620,580)	(18,988,344)

Net increase (decrease) in net assets resulting from share transactions	1,835,774	19,825,616

TOTAL INCREASE (DECREASE)	(3,682,064)	(20,465,354)

Net assets:

Beginning of year	40,592,757	163,904,437

End of year	$36,910,693	$143,439,083

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Summary of share transactions:

Shares sold	1,719,473	3,923,158
Shares issued on reinvestment of dividends and distributions	72,647	108,233
Shares repurchased	(1,605,512)	(2,117,889)

NET INCREASE (DECREASE)	186,608	1,913,502

46     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$133,281	$27,956	$3,958,345	$50,492
(2,165,250)	(1,725,376)	(12,108,793)	(2,424,229)
(6,662,976)	(3,211,807)	(15,466,767)	(841,144)

(8,694,945)	(4,909,227)	(23,617,215)	(3,214,881)

(141,224)	(37,758)	(3,899,154)	(161,774)
—	—	(1,137,534)	—

(141,224)	(37,758)	(5,036,688)	(161,774)

9,833,705	10,640,320	203,015,816	2,820,438
141,224	37,758	5,036,688	161,774
(8,498,535)	(3,944,659)	(65,381,986)	(4,164,843)

1,476,394	6,733,419	142,670,518	(1,182,631)

(7,359,775)	1,786,434	114,016,615	(4,559,286)

54,364,577	16,265,561	243,520,506	17,773,256

$47,004,802	$18,051,995	$357,537,121	$13,213,970

$2,950	$—	$63,062	$(4,085)

931,766	1,198,946	17,617,800	337,661
15,351	4,791	475,159	22,817
(849,107)	(461,265)	(5,954,752)	(513,576)

98,010	742,472	12,138,207	(153,098)

The accompanying notes are an integral part of these financial statements.      47

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders

				Net
	Net asset			realized			In excess	From	From
	value,	Net		and	Total from	From net	of net	tax	net
	beginning	investment		unrealized	investment	investment	investment	return of	realized	Total
	of year	income		gain (loss)	operations	income	income	capital	gain	distributions

Growth and Income Fund
For the year ended December 31, 2003	$8.14	$0.13	(b)	$1.85	$1.98	$(0.12)	$—	$—	$—	$(0.12)
For the year ended December 31, 2002	9.33	0.13	(b)	(1.19)	(1.06)	(0.13)	—	—	—	(0.13)
For the year ended December 31, 2001	10.34	0.05	(b)	(1.02)	(0.97)	(0.04)	—	—	—	(0.04)
For the year ended December 31, 2000	10.89	0.04	(b)	(0.55)	(0.51)	(0.04)	—	—	—	(0.04)
For the year ended December 31, 1999	10.45	0.12		0.44	0.56	(0.12)	—	—	—	(0.12)

CORE U.S. Equity Fund
For the year ended December 31, 2003	$8.49	$0.07	(b)	$2.43	$2.50	$(0.07)	$—	$—	$—	$(0.07)
For the year ended December 31, 2002	10.94	0.06	(b)	(2.45)	(2.39)	(0.06)	—	—	—	(0.06)
For the year ended December 31, 2001	12.48	0.05	(b)	(1.54)	(1.49)	(0.05)	—	—	—	(0.05)
For the year ended December 31, 2000	13.98	0.11	(b)	(1.46)	(1.35)	(0.08)	—	—	(0.07)	(0.15)
For the year ended December 31, 1999	11.42	0.05		2.72	2.77	(0.05)	—	—	(0.16)	(0.21)

CORE Small Cap Equity Fund
For the year ended December 31, 2003	$9.19	$0.04	(b)	$4.18	$4.22	$(0.03)	$—	$—	$(0.39)	$(0.42)
For the year ended December 31, 2002	10.84	0.03	(b)	(1.65)	(1.62)	(0.03)	—	—	—	(0.03)
For the year ended December 31, 2001	10.40	0.03	(b)	0.44	0.47	(0.02)	—	(0.01)	—	(0.03)
For the year ended December 31, 2000	10.60	0.06	(b)	0.09	0.15	(0.04)	—	—	(0.31)	(0.35)
For the year ended December 31, 1999	9.04	0.02		1.56	1.58	(0.02)	—	—	—	(0.02)

Capital Growth Fund
For the year ended December 31, 2003	$7.77	$0.03	(b)	$1.81	$1.84	$(0.02)	$—	$—	$—	$(0.02)
For the year ended December 31, 2002	10.28	0.01	(b)	(2.50)	(2.49)	(0.02)	—	—	—	(0.02)
For the year ended December 31, 2001	12.09	0.02	(b)	(1.78)	(1.76)	(0.02)	—	—	(0.03)	(0.05)
For the year ended December 31, 2000	14.01	0.01	(b)	(1.16)	(1.15)	(0.01)	—	—	(0.76)	(0.77)
For the year ended December 31, 1999	11.31	0.01		3.04	3.05	(0.01)	—	—	(0.34)	(0.35)

Mid Cap Value Fund
For the year ended December 31, 2003	$10.61	$0.12	(b)	$2.89	$3.01	$(0.11)	$—	$—	$(0.14)	$(0.25)
For the year ended December 31, 2002	11.29	0.14	(b)	(0.67)	(0.53)	(0.12)	—	—	(0.03)	(0.15)
For the year ended December 31, 2001	10.67	0.14	(b)	1.14	1.28	(0.11)	—	—	(0.55)	(0.66)
For the year ended December 31, 2000	8.42	0.15	(b)	2.45	2.60	(0.08)	—	—	(0.27)	(0.35)
For the year ended December 31, 1999	8.57	0.07		(0.15)	(0.08)	(0.07)	—	—	—	(0.07)

International Equity Fund
For the year ended December 31, 2003	$7.25	$0.04	(b)	$2.53	$2.57	$(0.34)	$—	$—	$—	$(0.34)
For the year ended December 31, 2002	8.99	0.03	(b)	(1.68)	(1.65)	(0.09)	—	—	—	(0.09)
For the year ended December 31, 2001	11.78	0.05	(b)	(2.68)	(2.63)	(0.09)	—	(0.04)	(0.03)	(0.16)
For the year ended December 31, 2000	14.47	0.05	(b)	(1.99)	(1.94)	—	—	—	(0.75)	(0.75)
For the year ended December 31, 1999	11.91	0.07		3.66	3.73	(0.07)	(0.13)	—	(0.97)	(1.17)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(b)	Calculated based on the average shares outstanding methodology.

48     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net	Ratio of	net		net
Net asset		assets	net	investment	Ratio of	investment
value,		at end	expenses	income (loss)	expenses	income (loss)	Portfolio
end of	Total	of year	to average	to average	to average	to average	turnover
year	return(a)	(in 000s)	net assets	net assets	net assets	net assets	rate

$10.00	24.36%	$230,316	1.02%	1.44%	1.20%	1.26%	51%
8.14	(11.34)	36,911	1.05	1.51	1.27	1.29	98
9.33	(9.34)	40,593	1.00	0.49	1.17	0.32	48
10.34	(4.69)	37,116	0.99	0.40	1.22	0.17	68
10.89	5.41	25,989	0.90	1.44	1.65	0.69	121

$10.92	29.47%	$383,025	0.85%	0.79%	0.85%	0.79%	92%
8.49	(21.89)	143,439	0.85	0.60	0.86	0.59	84
10.94	(11.94)	163,904	0.81	0.48	0.82	0.47	72
12.48	(9.62)	139,303	0.85	0.87	0.87	0.85	32
13.98	24.30	52,058	0.80	0.70	1.52	(0.02)	70

$12.99	46.00%	$181,765	1.03%	0.40%	1.25%	0.18%	141%
9.19	(14.97)	47,005	1.04	0.25	1.29	0.00	128
10.84	4.53	54,365	1.00	0.32	1.22	0.10	105
10.40	1.75	40,561	0.99	0.59	1.55	0.03	91
10.60	17.54	13,488	0.90	0.35	4.22	(2.97)	101

$9.59	23.74%	$179,694	1.02%	0.38%	1.43%	(0.03)%	16%
7.77	(24.33)	18,052	1.10	0.16	1.77	(0.51)	24
10.28	(14.46)	16,266	1.00	0.15	1.69	(0.54)	39
12.09	(7.98)	16,775	0.99	0.13	1.84	(0.72)	37
14.01	27.13	10,450	0.90	0.04	3.13	(2.19)	34

$13.37	28.39%	$577,923	0.91%	1.02%	0.91%	1.02%	64%
10.61	(4.69)	357,537	0.91	1.20	0.91	1.20	95
11.29	12.05	243,521	0.93	1.27	0.94	1.26	82
10.67	31.07	101,657	1.04	1.60	1.22	1.42	101
8.42	(0.95)	21,882	0.95	1.30	2.19	0.06	103

$9.48	35.49%	$106,792	1.37%	0.49%	2.60%	(0.74)%	49%
7.25	(18.34)	13,214	1.46	0.32	2.96	(1.18)	86
8.99	(22.26)	17,773	1.35	0.47	2.05	(0.23)	76
11.78	(13.19)	29,261	1.34	0.37	1.99	(0.28)	70
14.47	31.85	20,159	1.25	0.41	2.57	(0.91)	87

The accompanying notes are an integral part of these financial statements.      49

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements
December 31, 2003

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund (“Growth and Income”), Goldman Sachs CORE U.S. Equity Fund (“CORE U.S. Equity”), Goldman Sachs CORE Small Cap Equity Fund (“CORE Small Cap Equity”), Goldman Sachs Capital Growth Fund (“Capital Growth”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value”) and Goldman Sachs International Equity Fund (“International Equity”), collectively, “the Funds” or individually a “Fund”. Each Fund is diversified under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or the NASDAQ system are valued daily at their last sale or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees.

     Investments in securities traded on a foreign securities exchange are valued daily at fair value under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. Effective September 30, 2003, such securities are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees. Prior to September 30, 2003, for investments in securities traded on a foreign securities exchange, the impact of events that occurred after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange were not reflected in the Fund’s next determined NAV, unless the Trust, in it’s discretion, determined to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes including reclaims, where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements

GOLDMAN SACHS VARIABLE INSURANCE TRUST

2. SIGNIFICANT ACCOUNTING POLICIES — continued
as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

D. Deferred Organization Expenses — Organization-related costs were amortized on a straight-line basis over a period of five years. At December 31, 2003, deferred organization costs have been fully amortized for all Funds.

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

G. Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at each Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Funds Management, L.P., a subsidiary of The Goldman Sachs Group, Inc., was renamed Goldman Sachs Asset Management, L.P. (“GSAM”) effective at the end of April 2003 and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Growth and Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth and Mid Cap Value Funds. The fees payable under the Agreements, and the personnel who manage the Funds, did not change as a result of GSAM’s assumption of responsibilities. Pursuant to an Investment Management Agreement (collectively with the Agreement, the “Agreements”) Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM, serves as the investment adviser for the International Equity Fund. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Funds average daily net assets.
     Additionally, each adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
December 31, 2003

3. AGREEMENTS — continued
to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Effective December 22, 2003, each adviser has agreed to reduce the other expense limitation as set forth in the table below. The Adviser has agreed to maintain these expense limitation reductions through June 30, 2005.
     For the year ended December 31, 2003, the Funds’ Management Fees and other expense limitations as an annual percentage rate of average daily net assets are as follows:

		Other Expense Limit	Other Expense Limit
	Management	Prior to	Effective
Fund	Fee	December 22, 2003	December 22, 2003

Growth and Income	0.75%	0.25%	0.11%

CORE U.S. Equity	0.70	0.20	0.16

CORE Small Cap Equity	0.75	0.25	0.11

Capital Growth	0.75	0.25	0.11

Mid Cap Value	0.80	0.25	0.25

International Equity	1.00	0.35	0.16

     Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund. Goldman Sachs serves as the distributor of each Fund’s shares at no cost to the Funds.

     For the year ended December 31, 2003, the investment adviser reimbursed certain other expenses and the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses as follows (amounts in thousands):

	Other Expense	Custody Fee
Fund	Reimbursement	Reduction	Total

Growth and Income	$78	1	$79

CORE U.S. Equity	—	1	1

CORE Small Cap Equity	124	1	125

Capital Growth	108	1	109

Mid Cap Value	—	3	3

International Equity	212	1	213

GOLDMAN SACHS VARIABLE INSURANCE TRUST

3. AGREEMENTS — continued

     At December 31, 2003, the amounts owed to affiliates were as follows (in thousands):

			Over
	Management	Transfer Agent	Reimbursement
Fund	Fees	Fees	of “Other Expenses”	Total

Growth and Income	$66	$4	—	$70

CORE U.S. Equity	151	9	—	160

CORE Small Cap Equity	66	4	15	85

Capital Growth	48	2	—	50

Mid Cap Value	378	19	—	397

International Equity	39	1	—	40

4. PORTFOLIO SECURITY TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2003, were as follows:

		Sales and
Fund	Purchases	Maturities

Growth and Income	$175,731,181	$26,963,697

CORE U.S. Equity	336,227,433	161,001,502

CORE Small Cap Equity	199,304,900	87,814,008

Capital Growth	158,319,627	5,438,850

Mid Cap Value	364,167,537	270,429,250

International Equity	85,574,867	10,446,245

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At December 31, 2003, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain/(Loss)

CORE U.S. Equity	S & P 500 Index	34	March 2004	$1,888,020	$31,390

CORE Small Cap Equity	Russell 2000 Index	15	March 2004	$835,800	$(8,728)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
December 31, 2003

4. PORTFOLIO SECURITY TRANSACTIONS — continued

Forward Foreign Currency Exchange Contracts — Growth and Income, Capital Growth, Mid Cap Value and International Equity may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. International Equity may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At December 31, 2003, the International Equity Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

		Value on
Open Forward Foreign Currency	Expiration	Settlement	Current	Unrealized	Unrealized
Purchase Contracts	Date	Date	Value	Gain	Loss

Australian Dollar	01/09/2004	$3,411,774	$3,477,044	$65,270	$—
	01/22/2004	1,060,976	1,109,302	48,326	—
	01/30/2004	688,813	721,443	32,630	—
Canadian Dollar	01/22/2004	106,000	107,855	1,855	—
Danish Krone	01/09/2004	498,335	515,659	17,324	—
Euro Currency	01/09/2004	1,886,924	1,935,942	49,018	—
	01/22/2004	528,000	568,847	40,847	—
Hong Kong Dollar	01/09/2004	129,336	129,324	—	12
Japanese Yen	01/08/2004	3,865,459	3,899,703	34,244	—
	01/22/2004	1,812,912	1,823,949	11,037	—
Mexican Peso	03/17/2004	369,993	369,135	—	858
New Zealand Dollar	01/30/2004	221,615	227,796	6,181	—
Norwegian Krone	01/09/2004	497,013	500,288	3,275	—
	01/22/2004	211,000	227,851	16,851	—
	01/23/2004	62,319	65,203	2,884	—
Pound Sterling	01/09/2004	1,899,335	1,947,412	48,077	—
	01/14/2004	564,933	595,622	30,689	—
	01/22/2004	2,011,755	2,074,504	62,749	—
Singapore Dollar	01/16/2004	635,793	652,391	16,598	—
Swedish Krona	01/09/2004	1,566,647	1,596,587	29,940	—
	01/22/2004	2,007,999	2,079,606	71,607	—
	03/18/2004	405,201	412,917	7,716	—
Swiss Franc	01/22/2004	545,000	573,015	28,015	—

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$24,987,132	$25,611,395	$625,133	$870

GOLDMAN SACHS VARIABLE INSURANCE TRUST

4. PORTFOLIO SECURITY TRANSACTIONS — continued

		Value on
Open Forward Foreign Currency	Expiration	Settlement	Current	Unrealized	Unrealized
Sale Contracts	Date	Date	Value	Gain	Loss

Australian Dollar	01/22/2004	$319,000	$339,382	$—	$20,382
Canadian Dollar	01/22/2004	853,000	879,088	—	26,088
Euro Currency	01/09/2004	921,858	946,293	—	24,435
	01/22/2004	1,278,160	1,328,631	—	50,471
Hong Kong Dollar	01/09/2004	200,405	200,358	47	—
	03/11/2004	42,581	42,573	8	—
Hungarian Forint	03/24/2004	530,424	546,895	—	16,471
Japanese Yen	01/22/2004	210,000	216,133	—	6,133
Mexican Peso	03/17/2004	877,443	879,658	—	2,215
Norwegian Krone	01/22/2004	208,892	221,996	—	13,104
Pound Sterling	01/14/2004	26,134	27,557	—	1,423
	01/22/2004	529,000	559,654	—	30,654
Singapore Dollar	01/16/2004	696,888	713,335	—	16,447
Swedish Krona	01/22/2004	427,000	458,897	—	31,897
Swiss Franc	01/09/2004	425,611	436,476	—	10,865
	01/22/2004	5,612,760	5,947,714	—	334,954

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$13,159,156	$13,744,640	$55	$585,539

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2003, the International Equity Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

     For the year ended December 31, 2003, Goldman Sachs and affiliated broker/ dealers earned brokerage commissions from portfolio transactions, including futures, executed on behalf of the Funds in the following amounts:

Brokerage
Fund	Commissions

Growth and Income	$3,060

CORE U.S. Equity	3,050

CORE Small Cap Equity	87,506

Capital Growth	365

Mid Cap Value	14,721

International Equity	512

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
December 31, 2003

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended December 31, 2003, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of December 31, 2003.

			Earnings of BGA	Earnings Received	Amount Payable to
	Market Value	Cash Collateral	Relating to	From Lending to	Goldman Sachs Upon
	of Securities	Received for Loans	Securities Loaned	Goldman Sachs	Return of Securities
	on loan as of	Outstanding as of	for Year Ended	for Year Ended	Loaned as of
Fund	December 31, 2003	December 31, 2003	December 31, 2003	December 31, 2003	December 31, 2003

Growth and Income(a)	$—	$—	$10	$20	$—

CORE U.S. Equity	1,706,880	1,778,000	1,683	1,085	—

CORE Small Cap Equity	4,336,661	4,513,900	11,367	13,947	187,000

Capital Growth(a)	—	—	44	—	—

Mid Cap Value(a)	—	—	1,394	—	—

International Equity	42,500	44,800	1,427	138	—

(a)	While there was lending activity during the year ended December 31, 2003, there were no loans outstanding as of December 31, 2003.

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended December 31, 2003, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At December 31, 2003, the Growth and Income, CORE U.S. Equity, Capital Growth, and Mid Cap Value Funds had undivided interests in the following Joint Repurchase Agreement Account II which equaled $3,900,000, $3,600,000, $3,100,000 and $22,100,000, respectively, in principal amount. At December 31, 2003, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.	$150,000,000	0.98%	01/02/2004	$150,008,167

Banc of America Securities LLC	500,000,000	1.01	01/02/2004	500,028,056

Barclays Capital PLC	200,000,000	1.00	01/02/2004	200,011,111

Deutsche Bank Securities, Inc.	500,000,000	0.98	01/02/2004	500,027,222

Greenwich Capital Markets	400,000,000	1.01	01/02/2004	400,022,444

J.P. Morgan Chase & Co.	400,000,000	1.01	01/02/2004	400,022,444

Morgan Stanley	100,000,000	0.90	01/02/2004	100,005,000

Morgan Stanley	220,000,000	0.99	01/02/2004	220,012,100

UBS LLC	248,400,000	0.97	01/02/2004	248,413,386

UBS LLC	380,000,000	0.98	01/02/2004	380,020,689

UBS LLC	500,000,000	1.00	01/02/2004	500,027,778

Westdeutsche Landesbank AG	300,000,000	1.02	01/02/2004	300,017,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$3,898,400,000			$3,898,615,397

8. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:

	Growth and	CORE U.S.	CORE Small Cap	Capital	Mid Cap	International
	Income Fund	Equity Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

Distributions paid from:
Ordinary Income	$594,255	$927,555	$141,224	$37,758	$4,357,670	$161,774
Net long-term capital gains	—	—	—	—	679,018	—

Total taxable distributions	$594,255	$927,555	$141,224	$37,758	$5,036,688	$161,774

The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

	Growth and	CORE U.S.	CORE Small Cap	Capital	Mid Cap	International
	Income Fund	Equity Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

Distributions paid from:
Ordinary Income	$561,152	$1,302,647	$852,662	$67,672	$5,595,351	$641,177
Net long-term capital gains	—	—	1,305,329	—	4,676,351	—

Total taxable distributions	$561,152	$1,302,647	$2,157,991	$67,672	$10,271,702	$641,177

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
December 31, 2003

8. ADDITIONAL TAX INFORMATION — continued

As of December 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth and	CORE U.S.	CORE Small Cap	Capital	Mid Cap	International
	Income Fund	Equity Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

Undistributed ordinary income — net	$64,956	$25,303	$921,408	$33,372	$—	$77,399
Undistributed long-term capital gains	—	—	66,073	—	—	—

Total undistributed earnings	$64,956	$25,303	$987,481	$33,372	$—	$77,399
Capital loss carryforward*	(58,199,898)	(94,601,141)	—	(30,989,036)	—	(58,839,959)
Unrealized gains (losses) — net	39,538,890	45,304,241	12,924,959	1,598,905	98,150,040	11,684,772

Total accumulated earnings (losses) — net	$(18,596,052)	$(49,271,597)	$13,912,440	$(29,356,759)	$98,150,040	$(47,077,788)

Capital loss carryforward years of expiration	2006-2011	2008-2011	n/a	2008-2011	n/a	2008-2011
* Utilization of these losses may be limited under the Internal Revenue Code.

At December 31, 2003, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and	CORE U.S.	CORE Small Cap	Capital	Mid Cap	International
	Income Fund	Equity Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

Tax Cost	$190,237,652	$340,999,845	$172,367,363	$178,040,574	$475,301,005	$93,915,971

Gross unrealized gain	40,233,659	51,138,303	13,684,449	19,083,262	99,056,811	13,991,959
Gross unrealized loss	(694,769)	(5,834,062)	(759,490)	(17,484,357)	(906,771)	(2,343,416)

Net unrealized security gain (loss)	$39,538,890	$45,304,241	$12,924,959	$1,598,905	$98,150,040	$11,648,543

The difference between book-basis and tax-basis unrealized gains (losses) are attributable primarily to wash sales.

9. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency transactions, tax overdistributions and organization costs.

     In addition, reclassifications were also made to adjust the accumulated accounts to reflect the balances assumed by the Funds in the reorganizations described in footnote 10.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in-Capital	Gain (Loss)	Income

Growth and Income	$49,314,305	$(49,346,861)	$32,556

CORE U.S. Equity	45,379,770	(45,379,813)	43

CORE Small Cap Equity	(998)	—	998

Capital Growth	27,510,635	(27,510,767)	132

Mid Cap Value	(1,165,816)	1,201,331	(35,515)

International Equity	51,822,457	(52,016,263)	193,806

GOLDMAN SACHS VARIABLE INSURANCE TRUST

10. MERGERS AND REORGANIZATIONS

At a meeting held on September 18, 2003, the Board of Trustees of the Trust approved (i) an Agreement and Plan of Reorganization (the “Protective Agreement”) providing for the tax-free acquisition of the Growth and Income, CORE U.S. Equity, Small Cap Value, Capital Growth and International Equity Funds of Protective Investment Company by the Growth and Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth and International Equity Funds of the Trust, respectively, and (ii) an Agreement and Plan of Reorganization (the “Ayco Agreement”) providing for the tax-free acquisition of the Growth Fund of the Ayco Series Trust by the Capital Growth Fund of the Trust. The acquisitions were completed on December 19, 2003 following the approval of the Ayco Fund shareholders on November 25, 2003 and the Protective Fund shareholders on December 9, 2003.
     Pursuant to the Protective Agreement and Ayco Agreement, the assets and liabilities of the Protective Growth & Income, Protective CORE U.S. Equity, Protective Small Cap Value, Protective Capital Growth, Protective International Equity and Ayco Growth Funds were transferred to the Growth and Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth and International Equity Funds of the Trust in a tax-free exchange for Shares of such Funds of the Trust as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/ Acquired Fund	Issued	Exchanged Shares	as of December 19, 2003

Growth and Income/ Protective Growth and Income	18,241,732	$178,951,522	14,281,379

CORE U.S. Equity/ Protective CORE U.S. Equity	16,120,873	172,009,752	10,870,914

CORE Small Cap Equity/ Protective Small Cap Value	8,651,130	110,388,436	10,265,148

Capital Growth/ Protective Capital Growth	14,334,186	134,454,724	8,558,442

Capital Growth/Ayco Growth	1,502,665	14,095,057	1,671,489

International Equity/ Protective International Equity	9,311,989	85,111,633	9,431,932

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Funds’ unrealized appreciation (depreciation) and capital loss carryforwards.

					Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Acquired		Aggregate
	Aggregate	Aggregate	Fund’s	Acquired	Net Assets
	Net Assets	Net Assets	Unrealized	Fund’s	immediately
	before	before	Appreciation/	Capital Loss	after
Survivor/ Acquired Fund	acquisition	acquisition	(Depreciation)	Carryforward	acquisition

Growth and Income/ Protective Growth and Income	$46,773,384	$178,951,522	$29,603,787	$(49,065,396)	$225,724,906

CORE U.S. Equity/ Protective CORE U.S. Equity	200,597,059	172,009,752	16,701,292	(44,057,909)	372,606,811

CORE Small Cap Equity/ Protective Small Cap Value	68,670,034	110,388,436	—	—	179,058,470

Capital Growth/ Protective Capital Growth	26,929,808	134,454,724	(2,149,375)	(24,790,418)	175,479,589

Capital Growth/Ayco Growth	26,929,808	14,095,057	19,135	(2,696,909)	175,479,589

International Equity/ Protective International Equity	18,015,399	85,111,633	8,640,456	(50,026,977)	103,127,032

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Variable Insurance Trust (comprising, respectively, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs International Equity Fund) (the “Trust”) as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 1999 were audited by other auditors whose report, dated February 10, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Goldman Sachs Variable Insurance Trust at December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 10, 2004

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Ashok N. Bakhru Age: 61	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994- March 1996 and November 1998-Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996- November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992- Present); Trustee, Citizens Scholarship Foundation of America (1998-Present); Director, Private Equity Investors – III and IV (November 1998- Present), and Equity- Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-Present).	64	None
			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

John P. Coblentz, Jr. Age: 62	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975- May 2003). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None
Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999- Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997- August 2000).	64	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985- Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); Member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997- Present).	64	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Wilma J. Smelcer Age: 54	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001- Present).	64	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 64	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (1999-Present); Director, Cantilever Technologies, Inc. (a private software company) (1999- Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999).	64	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees

*Gary D. Black Age: 43	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999- October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992-December 1998).	64	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund
		Length of		Complex
	Position(s) Held	Time	Principal Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

*James A. McNamara Age: 41	Trustee & Vice President	Since 2002	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	64	None

		Since 2001	Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director – GSAM (May 1999- Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	64	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001	Managing Director, GSAM (1997-Present).	64	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

		Since 2002	President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997- 2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, the Trust consisted of 58 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act. Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of	Principal Occupation(s)
Name, Age And Address	With the Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (December 2003-Present) Vice President, Goldman Sachs (July 1995-December 2003). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 43	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); and Director of Institutional Fund Sales, GSAM (April 1998- December 2000).

		Since 2002	Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust – Tax Information (Unaudited)

     For the year ended December 31, 2003, 100% of the dividends paid from net investment company taxable income by the Growth and Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth and Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

     Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value and CORE Small Cap Equity Funds designate $4,676,351 and $1,305,329, respectively, as capital gain dividends paid during the year ended December 31, 2003.

     For the 2003 tax year, the International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. During the year ended December 31, 2003, the Fund paid distributions of $0.3366 per share, all of which was attributable to qualified passive income. The total amount of foreign taxes paid by the Fund was $0.0202 per share. The country-by-country components of these totals, reflected as a percentage of total distributions and foreign taxes paid, are provided below.

	Foreign
	Source of	Foreign Tax
Country	Income %	Paid %

Australia	0.21%	0.00%
Finland	0.10	0.00
France	3.41	7.43
Germany	0.34	1.98
Hong Kong	1.03	0.00
Ireland	1.84	0.00
Italy	0.29	0.50
Japan	1.65	5.94
Mexico	0.07	0.00
Netherlands	1.72	1.98
Russia	4.00	14.36
Singapore	0.79	4.46
South Korea	0.41	2.48
Spain	0.43	1.49
Sweden	0.09	0.00
Switzerland	4.99	8.91
United Kingdom	14.19	50.47
United States	64.44	0.00

TOTAL	100.00%	100.00%

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
Gary D. Black	James A. Fitzpatrick, Vice President
John P. Coblentz, Jr.	James A. McNamara, Vice President
Patrick T. Harker	John M. Perlowski, Treasurer
James A. McNamara	Howard B. Surloff, Secretary
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke
GOLDMAN, SACHS & CO. Distributor and Transfer Agent
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL 133 Peterborough Court London, England EC4A 2BB
Visit our internet address: www.gs.com/funds
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Investors should read the Prospectus carefully before investing or sending money.
Holdings are as of December 31, 2003 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The U.S. Equity Funds are subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.
Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Goldman Sachs International Equity Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
Concentration of the Fund’s assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund’s assets were not geographically concentrated.
Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Goldman Sachs CORE Small Cap Equity Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
COREsm is a service mark of Goldman, Sachs & Co.
Goldman, Sachs & Co. is the distributor of the Fund.
Toll Free (in U.S.): 800-292-4726
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman
Sachs Variable Insurance Trust: Growth and Income, CORE U.S. Equity, CORE Small
Cap Equity, Capital Growth, Mid Cap Value and International Equity Funds.

© Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: February 17, 2004

VITAR

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 10(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust:
Table 1 – Items 4(a) -4(d)

	2003	2002	Description of Services Rendered
Audit Fees:

• Ernst & Young LLP (“E&Y”)	$103,000	$75,000	Financial statement audits

Audit-Related Fees

• E&Y	$42,000	$0	Accounting consultations and reviews of registration statements in connection with fund mergers

Tax Fees

• E&Y	$28,400	$27,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Variable Insurance Trust’s service affiliates * that were pre-approved by the Goldman Sachs Variable Insurance Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2003	2002	Description of Services Rendered
Audit-Related Fees

• E&Y	$0	N/A

Tax Fees

• E&Y	$0	N/A

All Other Fees

• E&Y	$6,000	N/A	Represents access to an on-line accounting reference tool for certain employees of the Trust’s distributor.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Variable Insurance Trust (“GSVIT”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the GSVIT for the 12 months ended December 31, 2003 and December 31, 2002 were approximately $70,400 and $27,400, respectively.

The aggregate non-audit fees billed to the GSVIT’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2003 and December 31, 2002 were approximately $30.9 million and $15.4 million, respectively. The 2003 amount includes fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the GSVIT’s operations or financial reporting.

Items 4(h) — The GSVIT’s audit committee has considered whether the provision of non-audit services to the GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS Not Applicable to annual reports for the year ended December 31, 2003

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Variable Insurance Trust

Date:	March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Variable Insurance Trust

Date:	March 5, 2004

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Variable Insurance Trust

Date:	March 5, 2004